Exhibit 10.55

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	Page	of	Pages

2. AMENDMENT/MODIFICATION NO. PA01	3. EFFECTIVE DATE 9/30/02	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)

6. ISSUED BY GSA/FPS 77 FORSYTH STREET STE 700 7TH FLOOR ATLANTA, GA 30303	CODE	7. ADMINISTERED BY (If other than Item 6) SAME AS BLOCK 6	CODE

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICIATION NO. GS-04P-02-EYD-FSS03
9B. DATED (SEE ITEM 11) 9/30/02
10A. MODIFICATION OF CONTRACT/ORDER NO.

CODE	FACILITY CODE	10B. DATED (SEE ITEM 11)

11. THIS ITEM-ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☒ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☒ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning 1 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If  by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE ☐	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☐	D.	OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

GUARD SERVICE - STATE OF ALABAMA - THE PURPOSE OF THIS AMENDMENT IS TO PROVIDE THE LIST OF EMPLOYEES CURRENTLY WORKING UNDER EXISTING CONTRACTS IN THE STATE OF ALAMABA. THE LIST INDICATES THE DATE OF HIRE AND CURRENT TRAINING RECORDS FOR EACH CONTRACT GUARD.  THIS AMENDMENT ALSO CHANGES THE DATE ESTABLISHED FOR RECEIPT OF PROPALS FROM 3:00 P.M., SEPTEMBER 20, 2002 TO 3:00 P.M., OCTOBER 4, 2002.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) VERLINDA G. SAWYER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

(Signature of person authorized to sign)	(Signature of Contracting Officer)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	Page	of	Pages
					1		2
2. AMENDMENT/MODIFICATION NO. 0002			3. EFFECTIVE DATE 10/7/02	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)

6. ISSUED BY		CODE	EY000	7. ADMINISTERED BY (If other than Item 6)	CODE
GSA, FEDERAL PROTECTIVE SERVICE (4PS) 77 FORSYTH STREET, SW, SUITE 700 ATLANTA, GA 30303				SAME AS BLOCK 6

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)				☒	9A. AMENDMENT OF SOLICIATION NO. GS-04P-02-EYD-FSS03
				☒	9B. DATED (SEE ITEM 11) AUGUST 29, 2002
10A. MODIFICATION OF CONTRACT/ORDER NO.

CODE		FACILITY CODE			10B. DATED (SEE ITEM 11)

11.THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☒ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☒ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning 1 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If  by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE ☐	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☐	D.	OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) GUARD SERVICE – STATE OF ALABAMA SEE ATTACHED

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)				16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

15B. CONTRACTOR/OFFEROR			15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

(Signature of person authorized to sign)				(Signature of Contracting Officer)

1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	Page	of	Pages

2. AMENDMENT/MODIFICATION NO. PC01	3. EFFECTIVE DATE April 4, 2003	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If Applicable)

6. ISSUED BY GSA FPS (4PS) M L King Federal Bldg 77 Forsyth St., Room 700 Atlanda, Ga 30303	CODE	7. ADMINISTERED BY (If other than Item 6) General Services Administration Federal Protective Service 77 Forsyth Street, Suite 700 Atlanta, Georgia 30303	CODE	4PS

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICIATION NO. GS-04P-02-EYD-FSS03
Paragon Systems, Inc. 3317 Triana Blvd Huntsville, AL 35805	9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO. GS-07F-0418K

CODE	FACILITY CODE	10B. DATED (SEE ITEM 11) Aprill 4, 2003
11.THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a)  By completing items 8 and 15, and returning          copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If  by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPIRATION DATA (If required)

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 5 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Guard Services
State of Albama

(Please See the Attached Page No. 2)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Carla J. VP, Finance & Acct.	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Verlinda G. Sawyer Contracting Officer 404-331-1809

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

Carla J.	[ILLEGIBLE]	/s/ Verlinda G. Sawyer	4/10/03
(Signature of person authorized to sign)	(Signature of Contracting Officer)

					1	4
ORDER FOR SUPPLIES AND SERVICES			Important: See instructions in GSAR 553.370-300-1 for distribution
1. DATE OF ORDER Apr 1, 2003	2. ORDER NUMBER P-04-03-EY-0180		3. CONTRACT NUMBER GS07F0418K		4. ACT NUMBER 1B3D03386

IMPORTANT

•    This form is not to be used as an invoice.  See reverse for invoice requirements and payment information.

•    The invoice remit to address must be the same as Block 12. Notify the contracting/ordering officer if the information in Block 12 is incorrect.

•    Failure to show the ACT number (Block 4) on invoice will delay payment and rendor the invoice improper.

•    Failure to mail the invoice to the address in Block 24 will delay payment.

•    Failure of service contractors to provide information in Block 9A will result in 20% of payment being withheld (26 U.S.C. 3406(a)).

7. TO: CONTRACTOR (Name,address and zip code) 00016083 Paragon Systems, Inc. 3317 Triana Blvd Huntsville AL 35805 Robert Luther 256-533-7598				8. TYPE OF ORDER ☐ A. PURCHASE	REFERENCE YOUR
Please furnish the following on the terms specified on both sides of the order and the attached sheets, if any, including delivery as indicated.
☒ B. DELIVERY This delivery order is subject to instructions contained on this side only of this form and is issued subject to the terms and conditions of the above number contract.
				C. MODIFICATION NO.	AUTHORITY FOR ISSUING
9A. EMPLOYER’S IDENTIFICATION NUMBER 630937443		9B. CHECK IF APPROP. ☐ WITHOLD 20%		Except as provided herein, all terms and conditions of the original order, as heretofore modified, remain unchanged.
10A. CLASSIFICATION				10B. TYPE OF BUSINESS ORGANIZATION
☐ A. SMALL BUSINESS	☐ B. OTHER THAN SMALL BUSINESS	☒ C. SMALL DISADVANTAGED	☐ D. SMALL WOMEN- OWNED	☒ A. CORPORATION	☐ B. PARTNERSHIP	☐ C. SOLE PROPRIETOR
11. ISSUING OFFICE (Address,zip code and telephone no.) EY000 GSA FPS (4PS) M L King Federal Bldg Room 77 Forsyth St Room 700 Atlanta GA 30303		12. REMITTANCE ADDRESS (MANDATORY) 00016083 Paragon Systems, Inc. 1200 Jordan Lane Suite J Huntsville AL 35816		13. SHIP TO (Consignee address,zip code and telephone no.) AL0011ZZ GSA FB-CT 1800 5th Ave North BIRMINGHAM AL 35203
14. PLACE OF INSPECTION AND ACCEPTANCE			15. REQUISITION OFFICE (Name, symbol and telephone no.)
16. F.O.B. POINT DESTINATION	17. GOVERNMENT B/L NO.		18. DELIVERY F.O.B POINT ON OR BEFORE Jun 1, 2003		19. PAYMENT/DISCOUNT TERMS Net 30
20. SCHEDULE
ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
See Attached Schedule
21. RECEIVING OFFICE (Name, symbol and telephone no.)				TOTAL FROM 300-A (a)	*
22. SHIPPING POINT			23. GROSS SHIP WT.	GRAND TOTAL	*
24. MAIL INVOICE TO: (include zip code) General Services Administration (FUND) 7BCP GSA Office of Finance (7BCP) PO Box 17114 Ft. Worth, TX 76102-0114			25A. FOR INQUIRES REGARDING PAYMENT CONTACT: Valerie Sanders			25B. TELEPHONE
			26A. NAME OF CONTRACTING/ORDERING OFFICER VERLINDA G. SAWYER (SAW)			26B. TELEPHONE NO. (404)331-1809 x135
26C. SIGNATURE
/s/ Verlinda G. Sawyer

GENERAL SERVICES ADMINISTRATION	2. CONTRACTOR'S ORIGINAL	GSA FORM 300 (REV. 2-93)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)		PAPERS RELATING TO THIS ORDER		Page	of	Pages
		DATE 2003 APR 01	ORDER P-04-03-EY-0180
ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

0001	Guard Service The State of Alabama IDIQ contract for the State of Alabama, effective June 1, 2003 through September 30, 2003. Reimbursable Productive Guard Service Agency: SSA Location: 2450 Presidents Dr. Montgomery, AL Building: AL2126ZZ Days per week: Monday – Friday Times: 0830-1730 daily	774	HR	*	*

0002	Reimbursable Productive Guard Services Agency: SSA Location: 4249 N College Ave, Jackson AL Building Number: AL2145ZZ Days per week: Monday – Friday Times: 0800-1600	688	HR	*	*

0003	Reimbursable Productive Guard Service Agency: SSA Location: 1778 Whatley Blvd, Dothan, AL Building Number: AL2157AB Days per week: Monday – Friday Times: 0800-1630	731	hr	*	*

0004	Reimbursable Productive Guard Service Agency: SSA Location: 9 Saint Emmanuel St. Mobile AL Building Number: AL2100ZZ Days per week: Monday – Friday Times: 0800-1630	731	hr	*	*

0005	Reimbursable Productive Guard Service Agency: SSA Location: 101 Courthouse Dr. Fairhope, AL Building Number: AL2160ZZ Days per week: Monday – Friday Times: 0800-1630	731	hr	*	*

0006	Reimbursable Productive Guard Service Agency: SSA Location: 1710 Alabama Ave. Jasper AL Building Number: AL2183ZZ Days per week: Monday – Friday Times: 0730-1730	860	hr	*	*

0007	Reimbursable Productive Guard Service Agency: SSA Location: 500 Gene Rd. Ste 218, Birmingham, AL Building Number: AL2089ZZ Days per week: Monday – Friday Times: 0800-1630	731	hr	*	*

GSA FORM 300-A (1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)		PAPERS RELATING TO THIS ORDER		Page	of	Pages
		DATE 2003 APR 01	ORDER P-04-03-EY-0180
ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

0008	Reimbursable Productive Guard Servvice Agency: SSA Location: 651, 9th Ave, North Bessemer, AL Building Number: AL2139ZZ Days per week: Monday– Friday Times: 0800-1630	731	hr	*	*

0009	Reimbursable Productive Guard Service Agency: SSA Location: 301 East 13th St. Anniston, AL Building Number: AL0079ZZ Days per week: Monday – Friday Times: 0800-1600	688	hr	*	*

0010	Reimbursable Productive Guard Service Agency: SSA Location: 301–DW Main St. Albertville, AL Building Number: AL2020ZZ Days per week: Monday – Friday Times: 0800-1600	688	hr	*	*

0011	Reimbursable Productive Guard Service Agency: SSA Location: 736 N Street East, Talladega, AL Building Number: AL2159ZZ Days per week: Monday – Friday Times: 0730-1530	688	hr	*	*

0012	Reimbursable Productive Guard Service Agency: SSA Location: 203 S Walnut St, Florence, AL Building Number: AL2186ZZ Days per week: Monday – Friday Times: 0800–1600	688	hr	*	*

0013	Reimbursable Productive Guard Service Agency: SSA Location: 3509 S Broad St, Scottsboro, AL Building Number: AL2458ZZ Days per week: Monday – wednesday Times: 0830–1500	559	hr	*	*

0014	Reimbursable Productive Guard Service Agency: SSA Location: 5201 Bradford Blvd, Huntsville, AL Building Number: AL2083ZZ Days per week Monday – Friday Times: 0800–1600	688	hr	*	*

0015	Reimbursable Productive Guard Service Agency: SSA Location: 717 McGlathery St, Decatur, AL Building Number: AL2153ZZ Days per week: Monday – Friday Times: 0800-1630	731	hr	*	*

0016	Reimbursable Productive Guard Service Agency: SSA Location: 201 College St, Gadsden, AL	731	hr	*	*

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A (1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)		PAPERS RELATING TO THIS ORDER		Page	of	Pages
		DATE 2003 APR 01	ORDER P-04-03-EY-0180
ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

	Building Number: AL0080ZZ Days per week: Monday – Friday

0017	Reimbursable Productive Guard Service Agency: SSA Location: 431 Church ST, Selma, AL Building Number: AL2294ZZ Days Per week: Monday – Friday Times: 0800–1600	731	HR	*	*

0018	Reimbursable Productive Guard hours Agency: FBI Location: 200 N. Royal St. Mobile, AL Building Number: ALZ150ZZ Days per week: 7 Days per week Times: 0001-2400	2928	hr	*	*

0019	Reimbursable Productive Guard Hours Agency: FBI, post 2 Location: 200 N. Royal St. Mobile, AL Building Number: AL2150ZZ Days per week: Monday – Friday Times: 0815-1700	752.5	hr	*	*

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A (1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER	Page	of	Pages
DATE 2003 APR 01	ORDER P-04-03-EY-0180	1	5
ORDER FOR SUPPLIES AND SERVICES	Important: See instructions in GSAR 553.370-300-1 for distribution.
1. DATE OF ORDER Apr 4, 2003	2. ORDER NUMBER P-04-03-EY-0186	3. CONTRACT NUMBER GS07F0418K	4. ACT NUMBER 1B3D03405

IMPORTANT

•    This form is not to be used as an invoice.  See reverse for invoice requirements and payment information.

•    The invoice remit to address must be the same as Block 12. Notify the contracting/ordering officer if the information in Block 12 is incorrect.

•    Failure to show the ACT number (Block 4) on invoice will delay payment and rendor the invoice improper.

•    Failure to mail the invoice to the address in Block 24 will delay payment.

•    Failure of service contractors to provide information in Block 9A will result in 20% of payment being withheld (26 U.S.C. 3406(a)).

7. TO: CONTRACTOR (Name,address and zip code) 00016083 Paragon Systems, Inc. 3317 Triana Blvd Huntsville AL 35805 Robert Luther 256-533-7598	8. TYPE OF ORDER ☐ A. PURCHASE	REFERENCE YOUR
Please furnish the following on the terms specified on both sides of the order and the attached sheets, if any, including delivery as indicated.
☒ B. DELIVERY This delivery order is subject to instructions contained on this side only of this form and is issued subject to the terms and conditions of the above number contract.
C. MODIFICATION NO.	AUTHORITY FOR ISSUING
9A. EMPLOYER’S IDENTIFICATION NUMBER 630937443	9B. CHECK IF APPROP. ☐ WITHOLD 20%	Except as provided herein, all terms and conditions of the original order, as heretofore modified, remain unchanged.
10A. CLASSIFICATION	10B. TYPE OF BUSINESS ORGANIZATION
☐ A. SMALL BUSINESS	☐ B. OTHER THAN SMALL BUSINESS	☒ C. SMALL DISADVANTAGED	☐ D. SMALL WOMEN- OWNED	☒ A. CORPORATION	☐ B. PARTNERSHIP	☐ C. SOLE PROPRIETOR
11. ISSUING OFFICE (Address,zip code and telephone no.) EY000 GSA FPS (4PS) M L King Federal Bldg Room 77 Forsyth St Room 700 Atlanta GA 30303	12. REMITTANCE ADDRESS (MANDATORY) 00016083 Paragon Systems, Inc. 1200 Jordan Lane Suite J Huntsville AL 35816	13. SHIP TO (Consignee address,zip code and telephone no.) See Schedule
14. PLACE OF INSPECTION AND ACCEPTANCE	15. REQUISITION OFFICE (Name, symbol and telephone no.)
16. F.O.B. POINT DESTINATION	17. GOVERNMENT B/L NO.	18. DELIVERY F.O.B POINT ON OR BEFORE Jun 1, 2003	19. PAYMENT/DISCOUNT TERMS Net 30
20. SCHEDULE
ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
See Attached Schedule
21. RECEIVING OFFICE (Name, symbol and telephone no.)	TOTAL FROM 300-A (a)	*
22. SHIPPING POINT	23. GROSS SHIP WT.	GRAND TOTAL	*
24. MAIL INVOICE TO: (include zip code) General Services Administration (FUND) 7BCP GSA Office of Finance (7BCP) PO Box 17114 Ft. Worth, TX 76102-0114	25A. FOR INQUIRES REGARDING PAYMENT CONTACT: Valerie Sanders	25B. TELEPHONE
26A. NAME OF CONTRACTING/ORDERING OFFICER VERLINDA G. SAWYER (SAW)	26B. TELEPHONE NO. (404)331-1809 x135
26C. SIGNATURE
/s/ Verlinda G. Sawyer

GENERAL SERVICES ADMINISTRATION	2. CONTRACTOR’S ORIGINAL	GSA FORM 300 (REV. 2-93)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)		PAPERS RELATING TO THIS ORDER		Page	of	Pages
		DATE 2003 APR 01	ORDER P-04-03-EY-0180
ITEM NO (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)		AMOUNT (F)

0001	Guard Service The State of Alabama	774	HR	*		*

	IDIQ contract for the State of Alabama, effective June 1 - September 30, 2003

	Reimbursable Productive Guard Service Agency: SSA/OHA R3112076 Location: 3506 Springhill Bus Pk, Mobile, AL Building Number: AL2058ZZ Days per week: Monday - Friday Times: 0800-1700

	Accounting and Appropriation Data: 1B3D03405.992X.P0438100.61.25.K26.515. $ * SHIP TO: SPRINGHILL Ofc B 3605 SPRINGHILL BUSINES MOBILE AL 36608 FOB: Destination
			.AL2058ZZ

0002	Reimbursable Productive Guard Service Agency: USAO R2905213 Location: 63 Royal St, Mobile, AL Building Number: AL2125ZZ Days per week: Monday - Friday Post 1 0600-1800 1032 Ttotal Hrs Post 2 0600-1800 1032 Total Hrs	2064	hr	*		*

	Accounting and Appropriation Data: 1B3D03405.992X.P0438100.61.25.K26.515. $ * SHIP TO: 63 Royal St Mobile, AL FOB: Destination
			.AL2125ZZ

0003	Reimbursable Productive Guard Service Agency: COE R3189025 Location: 109 St. Joseph St. Mobile AL Building Number: AL0076AB Times: Post 1 0530-1800 M-F 1075 Total Hrs Post 2 0530-1800 M-F 1075 Total Hrs Post 3 1800-0530 M-F 989 Total Hrs Post 4 0530-0530 Sat & Sun 840 Total Hrs Post 5 0530-0530 Hol 1 Day 48 Total Hrs	4027	hr	*		*

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A (1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)		PAPERS RELATING TO THIS ORDER		Page	of	Pages
		DATE 2003 APR 0	ORDER P-04-03-EY-0180
ITEM NO (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)		AMOUNT (F)
		774	HR	*		*
	Accounting and Appropriation Data: 1B3D03405.992X.P0438100.61.25.K26.515. * SHIP TO: FEDERAL Bldg 109 ST JOSEPH St MOBILE AL 36602 FOB: Destination
			.AL0076AB

0004	Reimbursable Productive Guard Service Agency: USAO R3112416 Location: 1801 4th Ave, N. Birmingham, AL Building: AL2175ZZ Days per week: Monday - Friday Times: Post 1 0600-1800 1032 Total Hrs Post 2 0600-1800 1032 Total Hrs	2064	hr	*		*

	Accounting and Appropriation Data: 1B3D03405.992X.P0438100.61.25.K26.515. * SHIP TO: SPRINGHILL Ofc B 3605 SPRINGHILL BUSINESS MOBILE AL 36608 FOB: Destination

			.AL2175ZZ

0005	Reimbursable Productive Guard Service Agency: USTREAS R3112296 Location: 190 Vulcan Rd. Homewood, AL Building: AL2405ZZ Days per week: 7 days per week Times: Post 1 0100-2400 2928 Total Hrs Post 2 0100-2400 2928 Total Hrs Accounting and Appropriation Data: 1B3D03405.992X.P0438100.61.25.K26.515. * SHIP TO: TREASURY DISBUR CTR 190 VULCAN Rd HOMEWOOD AL 35209 FOB: Destination	5856	hr	*		*

			.AL2405ZZ

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A (1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER	Page	of	Pages
DATE 2003 APR 04	ORDER P-04-03-EY-0186
ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

0006	Reimbursable Productive Guard Service Agency: BUR-PHIL R3111938 Location: 1910 3rd Ave, N. Birmingham, AL Building Number: AL2026ZZ Days per week: Monday - Friday Times: Post 1 0630-1530 774 Total Hrs Post 2 0830-1800 817 Total Hrs	1591	HR	*	*

Accounting and Appropriation Data: 1B3D03405.992X.P0438100.61.25.K26.515. * SHIP TO: BURGER-PHILLIPS CTR 1900 3RD Ave, NORTH BIRMINGHAM AL 35203 FOB: Destination	.AL2026ZZ

0007	Reimbursable Productive Guard Service Agency: SMDC R3112173 Location: 106 Wynn Dr. Huntsville AL Building Number: AL1007ZZ Times: Post 1 0600-1700 M-F 946 Total Hrs Post 2 0600-1700 M-F 946 Total Hrs Post 3 2000-0400 M-Sat 688 Total Hrs Post 3A 2000-0300 M-F 126 Total Hrs Post 4 0600-1700 M-F 946 Total Hrs Post 5 0001-2400 7 Days 2928 Total Hrs	6580	HR	*	*

Accounting and Appropriation Data: 1B3D03405.992X.P0438100.61.25.K26.515. * SHIP TO: BALLISTIC MISSILE CT 106 WYNN Dr HUNTSVILLE AL 35806 FOB: Destination	.AL1007ZZ

0008	Reimbursable Productive Guard Service Agency: CHA R3111909 Location: 3881 Atlanta, Hwy, Montgomery, AL Building Number: AL2138Z Days pere week: Monday - Friday Days per week: Monday - Friday Times: 0800-1630	731	hr	*	*

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A(1) (REV 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER	Page	of	Pages
DATE 2003 APR 04	ORDER P-04-03-EY-0186
ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Accounting and Appropriation Data: 1B3D03405.992X.P0438100.61.25.K26.515. * SHIP TO: 3381 Atlanta Highway Montgomery, AL 36109 FOB: Destination	.AL2138ZZ

0009	Reimbursable Productive Guard Hours Agency: USAO R3112351 Location: One Court Square, Montgomery, AL Building Number: AL2365ZZ Days per week: Monday - Friday Times: 0730-1730	860	hr	*	*

Accounting and Appropriation Data: 1B3D03405.992X.P0438100.61.25.K26.515. * SHIP TO: ONE COURT SQUARE COURT SQUARE MALL MONTGOMERY AL 36104 FOB: Destination	.AL2365ZZ

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A(1) (REV 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES	Important: See instructions in GSAR 553.370-300-1 for distribution.
		1	5

1. DATE OF ORDER Apr 9, 2003	2. ORDER NUMBER P-04-03-EY-0199	3. CONTRACT NUMBER GS07F0418K	4. ACT NUMBER 1B3D03390

IMPORTANT

•    This form is not to be used as an invoice.  See reverse for invoice requirements and payment information.

•    The invoice remit to address must be the same as Block 12. Notify the contracting/ordering officer if the information in Block 12 is incorrect.

•    Failure to show the ACT number (Block 4) on invoice will delay payment and rendor the invoice improper.

•    Failure to mail the invoice to the address in Block 24 will delay payment.

•    Failure of service contractors to provide information in Block 9A will result in 20% of payment being withheld (26 U.S.C. 3406(a)).

7. TO CONTRACTOR (Name,address and zip code) 00016083 Paragon Systems, Inc. 3317 Triana Blvd Huntsville AL 35805 Robert Luther 256-533-7598	8. TYPE OF ORDER ☐ A. PURCHASE	REFERENCE YOUR
Please furnish the following on the terms specified on both sides of the order and the attached sheets, if any, including delivery as indicated.
☒ B. DELIVERY This delivery order is subject to instructions contained on this side only of this form and is issued subject to the terms and conditions of the above number contract.
C. MODIFICATION NO.	AUTHORITY FOR ISSUING
9A. EMPLOYER’S IDENTIFICATION NUMBER 630937443	9B. CHECK IF APPROP. ☐ WITHOLD 20%	Except as provided herein, all terms and conditions of the original order, as heretofore modified, remain unchanged.
10A. CLASSIFICATION	10B. TYPE OF BUSINESS ORGANIZATION
☐ A. SMALL BUSINESS	☐ B. OTHER THAN SMALL BUSINESS	☒ C. SMALL DISADVANTAGED	☐ D. SMALL WOMEN- OWNED	☒ A. CORPOR- ATION	☐ B. PARTNER- SHIP	☐ C. SOLE PROPRIETOR
11. ISSUING OFFICE (Address, zip code and telephone no.) EY000 GSA FPS (4PS) M L King Federal Bldg Room 77 Forsyth St Room 700 Atlanta GA 30303	12. REMITTANCE ADDRESS (MANDATORY) 00016083 Paragon Systems, Inc. 1200 Jordan Lane Suite J Huntsville AL 35816	13. SHIP TO (Consignee address, zip code and telephone no.) See Schedule
14. PLACE OF INSPECTION AND ACCEPTANCE	15. REQUISITION OFFICE (Name, symbol and telephone no.)
16. F.O.B. POINT DESTINATION	17. GOVERNMENT B/L NO.	18. DELIVERY F.O.B. POINT ON OR BEFORE Jun 1, 2003	19. PAYMENT/DISCOUNT TERMS Net 30
20. SCHEDULE
ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
See Attached Schedule
21. RECEIVING OFFICE (Name, symbol and telephone no.)	TOTAL FROM 300-A (a)	*
22. SHIPPING POINT	23. GROSS SHIP WT.	GRAND TOTAL	*
24. MAIL INVOICE TO: (include zip code) General Services Administration (FUND) 7BCP GSA Office of Finance (7BCP) P.O. Box 17114 F.T.,Worth, TX 76102-0114	25A. FOR INQUIRES REGARDING PAYMENT CONTACT: Valerie Sanders	25B. TELEPHONE
26A. NAME OF CONTRACTING/ORDERING OFFICER VERLINDA G. SAWYER (SAW)	26B. TELEPHONE NO. (404) 331-1809 x135
26C. SIGNATURE
/s/ Verlinda G. Sawyer

GENERAL SERVICES ADMINISTRATION	2. CONTRACTOR’S ORIGINAL	GSA FORM 300 (REV. 2-93)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER		Page	of	Pages
	DATE 2003 APR 09	ORDER P-04-03-EY-0199

PAPERS REALTING TO THIS ORDER
DATE 2003 Apr 09	ORDER P-04-03-EY-0199

ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Guard Services – State of Alabama

0001	IDIQ contract in the state of Alabama, effective June 1 – September 30, 2003 Direct funded Productive Guard Service Located: 701 Ave, A, Opelika, AL Building Number: AL0046ZZ Days Monday – Friday Times: 0700-1700	650	HR	*	*

	Accounting and Appropriation Data: 1B3D03390.992X.P0438100.80.25.K21.515. * SHIP TO: G. W. ANDREWS FB-CT 701 Ave A, OPELIKA AL 36801 FOB: Destination		.AL0046ZZ

0002	Direct Funded Productive Service Located: 100 West Troy St. Dothan, AL Building: AL0019ZZ Days per week: Monday – Friday Times: 0700-1730	682.5	hr	*	*

	Accounting and Appropriation Data: 1B3D03390.992X.P0438100.61.25.K21.515. * SHIP TO: FB-CT 100 W TROY ST DOTHAN AL 36301 FOB: Destination		.AL0019ZZ

0003	Direct Funded Productive Guard Service Location: 205 S. Walnut Street, Florence, AL Building Number: AL2036ZZ, (OHA) Days per week: Monday – Friday Times: 0630-1730	715	hr	*	*

	Accounting and Appropriation Data: 1B3D03390.992X.P0438100.61.25.K21.515. * SHIP TO: Social Security Administration 205 Walnut St Florence, AL 35630 FOB: Destination		.AL2035ZZ

0004	Direct Funded Productive Hours Location: 801 Tom Martin Dr. Birmingham, AL Building Number: AL2085ZZ	650	hr	*	*

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A (1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER		Page	of	Pages
	DATE 2003 APR 09	ORDER P-04-03-EY-0199

ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

	Days per week: Monday – Friday Times: 0700-1700

	Accounting and Appropriation Data: 1B3D03393.992X.P0438100.61.25.K21.515. * SHIP TO: IRS Bldg 801 TOM MARTIN DR. BIRMINGHAM AL 35211 FOB: Destination		.AL2085ZZ

0005	Direct Funded Productive Guars hours Location: 1118 Greensboro Ave, Tuscaloosa, AL Building Number: AL0074ZZ Days per week: Monday – Friday Times: Post 1 0600-1800 1032 Total Hrs Post 2 0730-1730 1032 Total Hrs	1602	hr	*	*

	Accounting and Appropriation Data: 1B3D03390.992X.P0438100.61.25.K21.515. * SHIP TO: FB-CT 1118 GREENSBORO Ave TUSCALOOSA AL 35401 FOB: Destination		.AL0074ZZ

0006	Direct Funded Productive Hours Location: 914 Noble St, Anniston, AL Building Number: AL2128ZZ Days per week: Monday – Friday Times: 0730-1730	650	hr	*	*

	Accounting and Appropriation Data: 1B3003390.9922X.P0438100.61.25.K21.515. * SHIP TO: Bankruptcy Bldg 914 Noble St Anniston, AL 36201-1222 FOB: Destination		.AL2128ZZ

0007	Direct Funded Productive Guard Service Location: 1129 Noble St, Anniston, AL Building Number: AL0004ZZ Days per week: Monday – Friday Times: 0800-1830	682.5	hr	*	*

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A (1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER		Page	of	Pages
	DATE 2003 APR 09	ORDER P-04-03-EY-0199

ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

	Accounting and Appropriation Data: 1B3D03390.992X. P0438100.61.25.K21.515. * SHIP TO: FB-CT 1129 NOBLE St ANNISTON AL 36201 FOB: Destination		.AL0004ZZ

0008	Direct Funded Productive Guard Service Location: 1800 5th, Ave, N, Birmingham, AL Building Number: AL0011ZZ Days per week: Monday – Friday Times: 0630-1830	780	hr	*	*

	Accounting and Appropriation Data: 1B3D03390.992X. P0438100.61.25.K21.515. * SHIP TO: GSA FB-CT 1800 5th Ave North BIRMINGHAM AL 35203 FOB: Destination		.AL0011ZZ

0009	Direct Funded Productive Guard Service Location: 908 Alabama Ave, Selma, AL Building Number: AL0055ZZ Days per week: Monday – Friday Times: 0700-1700	650	hr	*	*

	Accounting and Appropriation Data: 1B3D03390.992X.P0438100.61.25.K21.515. * SHIP TO: FB CT 908 ALABAMA AVE SELMA AL 36701 FOB: Destination		.AL0055ZZ

0010	Direct Funded Productive Guard Service Location: 474 S. Street, Montgomery, AL Building Number: AL1003ZZ Days per week: Monday – Friday Times: 0730-1630	585	hr	*	*

	Accounting and Appropriation Data: 1B3D03390.992X.P0438100.61.25.K21.515. *		.AL1003ZZ

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A (1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER		Page	of	Pages
	DATE 2003 APR 09	ORDER P-04-03-EY-0199

ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

	SHIP TO: ARONOV BLDG 474 SO COURT ST MONTGOMERY AL 36104 FOB: Destination

0011	Direct Funded Productive Guard Service Location: 1 Church St, Montgomery, AL Building Number: AL0003ZZ, Post # 1 Days per week: 7 days per week Times: Post 1 0001-2400 2928 Total Hrs Post 2 1800-0600 1032 Total Hrs	3216	hrs	*	*

	Accounting and Appropriation Data: 1B3D03390.992X.P0438100.61.25.K21.515. * SHIP TO: FRANK JOHNSON ANNEX 15 LEE St MONTGOMERY AL 36104 FOB: Destination		.AL0003ZZ

GENERAL SERVICES ADMINISTRATION	2. CONTRACTOR’S ORIGINAL	GSA FORM 300-A (1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES	Important: See instructions in GSAR 553.370-300-1 for distribution.
		1	3

1. DATE OF ORDER Apr 9, 2003	2. ORDER NUMBER P-04-03-EY-0200	3. CONTRACT NUMBER GS07F0418K	4. ACT NUMBER 1B3D03384

IMPORTANT

•    This form is not to be used as an invoice.  See reverse for invoice requirements and payment information.

•    The invoice remit to address must be the same as Block 12. Notify the contracting/ordering officer if the information in Block 12 is incorrect.

•    Failure to show the ACT number (Block 4) on invoice will delay payment and rendor the invoice improper.

•    Failure to mail the invoice to the address in Block 24 will delay payment.

•    Failure of service contractors to provide information in Block 9A will result in 20% of payment being withheld (26 U.S.C. 3406(a)).

7. TO: CONTRACTOR (Name, address and zip code) 00016083 Paragon Systems, Inc. 3317 Triana Blvd Huntsville AL 35805 Robert Luther 256-533-7598	8. TYPE OF ORDER ☐ A. PURCHASE	REFERENCE YOUR
Please furnish the following on the terms specified on both sides of the order and the attached sheets, if any, including delivery as indicated.
☒ B. DELIVERY This delivery order is subject to instructions contained on this side only of this form and is issued subject to the terms and conditions of the above number contract.
C. MODIFICATION NO.	AUTHORITY FOR ISSUING
9A. EMPLOYER’S IDENTIFICATION NUMBER 630937443	9B. CHECK IF APPROP. ☐ WITHOLD 20%	Except as provided herein, all terms and conditions of the original order, as heretofore modified, remain unchanged.
10A. CLASSIFICATION	10B. TYPE OF BUSINESS ORGANIZATION
☐ A. SMALL BUSINESS	☐ B. OTHER THAN SMALL BUSINESS	☒ C. SMALL DISADVANTAGED	☐ D. SMALL WOMEN- OWNED	☒ A. CORPOR- ATION	☐ B. PARTNER- SHIP	☐ C. SOLE PROPRIETOR
11. ISSUING OFFICE (Address, zip code and telephone no.) EY000 GSA FPS (4PS) M L King Federal Bldg Room 77 Forsyth St Room 700 Atlanta GA 30303	12. REMITTANCE ADDRESS (MANDATORY) 00016083 Paragon Systems, Inc. 1200 Jordan Lane Suite J Huntsville AL 35816	13. SHIP TO (Consignee address, zip code and telephone no.) See Schedule
14. PLACE OF INSPECTION AND ACCEPTANCE	15. REQUISTION OFFICE (Name, symbol and telephone no.)
16. F.O.B. POINT DESTINATION	17. GOVERNMENT B/L NO.	18. DELIVERY F.O.B. POINT ON OR BEFORE Jun 1, 2003	19. PAYMENT/DISCOUNT TERMS Net 30
20. SCHEDULE
ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
See Attached Schedule
21. RECEIVING OFFICE (Name, symbol and telephone no.)	TOTAL FROM 300-A (a)	*
22. SHIPPING POINT	23. GROSS SHIP WT.	GRAND TOTAL	*

24. MAIL INVOICE TO: (include zip code) General Services Administration (FUND) 7bcp GSA Office of Finance (7BCP) P.O. Box 17114 Ft. Worth, TX 76102-0114	25A. FOR INQUIRES REGARDING PAYMENT CONTACT: Valerie Sanders	25B. TELEPHONE
26A. NAME OF CONTRACTING/ORDERING OFFICER VERLINDA G. SAWYER (SAW)	26B. TELEPHONE NO. (404)331-1809 x135
26C. SIGNATURE
/s/ Verlinda G. Sawyer

GENERAL SERVICES ADMINISTRATION	2. CONTRACTOR’S ORIGINAL	GSA FORM 300 (REV. 2-93)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER		Page	of	Pages
	DATE 2003 APR 09	ORDER P-04-03-EY-0200
PAPERS RELATING TO THIS ORDER

DATE 2003 Apr 09	ORDER P-04-03-EY-0200

ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Guard Services The State of Alabama

0001	IDIQ contract for the state of Alabama, effective June 1 – September 30, 2003	731	HR	*	*

	RWA Funded Productive Guard Service Location: 63 Aliant PKWY, Alexander City, AL Building Number: AL2142ZZ Days per week: Monday – Friday Times: 0800-1630

	Accounting and Appropriation Data: 1B3D03384.992X.P0430WTC.80.25.K29.515. * SHIP TO: SOCIAL SECURITY ADMINISTRATION 63 ALIANT PARKWAY ALEXANDER CITY AL 35011 FOB: Destination	.N3012383.	.AL2142ZZ

0002	RWA Funded Productive guard Service Location: 1800 Corporate Drive, Opelike, AL Building Number: AL2167ZZ Days per week: Monday – Friday Times: 0800 – 1630	731	HR	*	*

	Accounting and Appropriation Data: 1B3D03384.992X.P0430WTC.80.25.K29.515. * SHIP TO: SOCIAL SECURITY ADMINISTRATION 63 ALLANT PARKWAY ALEXANDER CITY AL 35011 FOB: Destination	.N3012383.	.AL2167ZZ

0003	RWA Funded Productive Guard Service Location: 1221 Cullman Shop CTR, Cullman, AL Building Number: AL2334ZZ Days per week: Monday – Friday Times: 0800 – 1630	731	hr	*	*

	Accounting and Appropriation Data: 1B3D03384.992X.P0430WTC.80.25.K29.515. * SHIP TO: Social Security Administration 1221 Main St Cullman, AL 35055 FOB: Destination	.N3012383.	.AL2334ZZ

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A (1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER		Page	of	Pages
	DATE 2003 APR 09	ORDER P-04-03-EY-0200
PAPERS RELATING TO THIS ORDER

DATE 2003 Apr 09	ORDER P-04-03-EY-0200

ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
0004	RWa Funded Productive Guard Service Location: RT. &, BOX 660, Andalusia, AL Building Number: AL2172ZZ Days per week: Monday – Friday Times: 0800-1630	731	hr	*	*

	Accounting and Appropriation Data: 1B3D03384.992X.P0430WTC.80.25.K29.515. * SHIP TO: SOCIAL SECURITY ADMINISTRATION 63 ALIANT PARKWAY ALEXANDER CITY AL 35011 FOB: Destination	.N3012383.	.AL2172ZZ

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A (1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES	Important: See instructions in GSAR 553.370-300-1 for distribution.
		1	6

1. DATE OF ORDER Sep 30, 2003	2. ORDER NUMBER P0403EY0403	3. CONTRACT NUMBER GS07F0418K	4. ACT NUMBER 1B3D04897

IMPORTANT

•    This form is not to be used as an invoice.  See reverse for invoice requirements and payment information.

•    The invoice remit to address must be the same as Block 12. Notify the contracting/ordering officer if the information in Block 12 is incorrect.

•    Failure to show the ACT number (Block 4) on invoice will delay payment and rendor the invoice improper.

•    Failure to mail the invoice to the address in Block 24 will delay payment.

•    Failure of service contractors to provide information in Block 9A will result in 20% of payment being withheld (26 U.S.C. 3406(a)).

7. TO: CONTRACTOR (Name, address and zip code) 00016083 Paragon Systems, Inc. 3317 Triana Blvd Huntsville AL 35805 Robert Luther 256-533-7598	8. TYPE OF ORDER ☐ A. PURCHASE	REFERENCE YOUR
Please furnish the following on the terms specified on both sides of the order and the attached sheets, if any, including delivery as indicated.
☒ B. DELIVERY This delivery order is subject to instructions contained on this side only of this form and is issued subject to the terms and conditions of the above number contract.
C. MODIFICATION NO.	AUTHORITY FOR ISSUING
9A. EMPLOYER’S IDENTIFICATION NUMBER 630937443	9B. CHECK IF APPROP. ☐ WITHOLD 20%	Except as provided herein, all terms and conditions of the original order, as heretofore modified, remain unchanged.
10A. CLASSIFICATION	10B. TYPE OF BUSINESS ORGANIZATION
☐ A. SMALL BUSINESS	☐ B. OTHER THAN SMALL BUSINESS	☒ C. SMALL DISADVANTAGED	☐ D. SMALL WOMEN- OWNED	☒ A. CORPOR- ATION	☐ B. PARTNER- SHIP	☐ C. SOLE PROPRIETOR
11. ISSUING OFFICE (Address, zip code and telephone no.) EY000 GSA FPS (4PS) M L King Federal Bldg Room 77 Forsyth St Room 700 Atlanta GA 30303	12. REMITTANCE ADDRESS (MANDATORY) 00016083 Paragon Systems, Inc. 3317 Triana Blvd Huntsville AL 35805	13. SHIP TO (Consignee address, zip code and telephone no.) See Schedule
14. PLACE OF INSPECTION AND ACCEPTANCE	15. REQUISITION OFFICE (Name, symbol and telephone no.)
16. F.O.B POINT DESTINATION	17. GOVERNMENT B/L NO.	18. DELIVERY F.O.B POINT ON OR BEFORE Oct 1, 2003	19. PAYMENT/DISCOUNT TERMS Net 30
20. SCHEDULE
ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
See Attached Schedule
21. RECEIVING OFFICE (Name, symbol and telephone no.)	TOTAL FROM 300-A (a)	*
22. SHIPPING POINT	23. GROSS SHIP WT.	GRAND TOTAL	*
24. MAIL INVOICE TO: (include zip code) General Services Administration (FUND) 7BCP GSAOffice of Finance (7BCP) P.O. BOX 17114 FT. Worth, TX 76102-0114	25A. FOR INQUIRES REGARDING PAYMENT CONTACT: Valerie Sanders	25B. TELEPHONE
26A. NAME OF CONTRACTING/ORDERING OFFICER Valerie Sanders (SVA)	26B. TELEPHONE NO.
26C. SIGNATURE
/s/ Valerie Sanders

GENERAL SERVICES ADMINISTRATION	2. CONTRACTOR’S ORIGINAL	GSA FORM 300 (REV. 2-93)

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER		Page	of	Pages
	DATE 2003 SEP 30	ORDER P-04-03-EY-0403

ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Guard Services State of Alabama

	Option Lot I for the State of Alabama Period of Performance: October 1, 2003 thru September 30, 2004. Productive Service Rate: $21.32 Additional Services Rate: $26.65

0001	Agency: FED BLDG Address: 701 Avenue A Opelika, Alabama Bldg No. AL0046ZZ Hours: 10 Days: Mon-Fri Time: 0700-1700	2520	HR	*	*

	Accounting and Appropriation Data: 1B3D04897.992X.P0438100.61.25.K21.515. * SHIP TO: G. W. ANDREWS FB-CT 701 Ave A OPELIKA AL 36801 FOB: Destination		.AL0046ZZ

0002	Agency: Fed BLDG Location: 100 West Troy Street Dothan, Alabama Days: Mon-Fri Time: 0700-1730 Hours: 10.5	2646	HR	*	*

	Accounting and Appropriation Data: 1B3D04897.992X.P0438100.61.25.K21.515. * SHIP TO: FB-CT 100 W TROY ST DOTHAN AL 36301 FOB: Destination		.AL0019ZZ

0003	Agency: OHA Location: 205 S. Walnut Street. Florence, Alabama Days: Mon-Fri Time: 0630-1730 Hours: 11.0	2772	HR	*	*

GENERAL SERVICES ADMINISTRATION	GSA FORM 300 (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER		Page	of	Pages
	DATE 2003 SEP 30	ORDER P-04-03-EY-0403

ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Accounting and Appropriation Data: 1B3D04897.992X.P0438100.61.25.K21.515. * SHIP TO: Social Security Administration 205 Walnut St Florence, AL 35630 FOB: Destination		.AL2036ZZ

0004	Agency: IRS Locations: 801 Tom Martin Drivet Birmingham, Alabama Days: Mon-Fri Hours: 10.0 Time: 0700-1700	2520	HR	*	*

	Accounting and Appropriation Data: 1B3D04897.992X.P0438100.61.25.K21.515. * SHIP TO: IRS Bldg 801 TOM MARTIN DR. BIRMINGHAM AL 35211 FOB: Destination		.AL2086ZZ

0005	Agency: FB-CH Locations: 1118 Greensboro Avenue Tuscaloosa, Alabama Days: Mon-Fri Hours: 12 Time: 0600-1800	3024	HR	*	*

	Accounting and Appropriation Data: 1B3D04897.992X.P0438100.61.25.K21.515. * SHIP TO: FB-CT 1118 GREENSBORO Ave TUSCALOOSA AL 35401 FOB: Destination		.AL0071ZZ

0006	Agency: F-CH Location: 1118 Greensboro Avenue Tuscaloosa, Alabama Days: Mon-Fri Hours: 12.0 Post 2 Time: 0600-1800	3024	HR	*	*

GENERAL SERVICES ADMINISTRATION	GSA FORM 300 (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER		Page	of	Pages
	DATE 2003 SEP 30	ORDER P-04-03-EY-0403

ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Accounting and Appropriation Data: 1B3D04897.992X.P0438100.61.25.K21.515. * SHIP TO: FB-CT 1118 GREENSBORO Ave TUSCALOOSA AL 35401 FOB: Destination		.AL0074ZZ

0007	Agency: Bankrupty Locations: 914 Noble Street Anniston, Alabama Days: Mon-Fri Hours: 10.0 Time: 0730-1730	2520	HR	*	*

	Accounting and Appropriation Data: 1B3D04897.992X.P0438100.61.25.K21.515. * SHIP TO: Bankruptcy Bldg 914 Noble St Anniston, AL 36201-1222 FOB: Destination		.AL2128ZZ

0008	Agency: FB-CH Locations: 1129 Noble Street Anniston, Alabama Days: Mon-Fri Hours: 10.5 Time: 0800-1830	2646	HR	*	*

	Accounting and Appropriation Data: 1B3D04897.992X.P0438100.61.25.K21.515. * SHIP TO: FB-CT 1129 NOBLE St ANNISTON AL 36201 FOB: Destination		.AL0004ZZ

0009	Agency: VANC FB Locations: 1800 5th Avenue North Birmingham, Alabama Days: Mon-Fri Hours: 12.0 Time: 0830-1830	3024	HR	*	*

GENERAL SERVICES ADMINISTRATION	GSA FORM 300 (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER		Page	of	Pages
	DATE 2003 SEP 30	ORDER P-04-03-EY-0403

ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Accounting and Appropriation Data: 1B3D04897.992X.P0438100.61.25.K21.515. * SHIP TO: GSA FB-CT 1800 5th Ave North BIRMINGHAM AL 35203 FOB: Destination		.AL0011ZZ

0010	Agency: FB-CH Locations: 908 Alabama Ave Selma, Alabama Days: Mon-Fri Hours: 10.0 Time: 0700-1700	2520	HR	*	*

	Accounting and Appropriation Data: 1B3D04897.992X.P0438100.61.25.K21.515. * SHIP TO: FB CT 908 ALABAMA AVE SELMA AL 36701 FOB: Destination		.AL0055ZZ

0011	Agency: IRS, ARON Locations: 1285 Carmichael Way Montgomery, Alabama Days: Mon-Fri Hours: 9.0 Time: 0730-1630	2268	HR	*	*

	Accounting and Appropriation Data: 1B3D04897.992X.P0438100.61.25.K21.515. * SHIP TO: DHS FED PROTECTIVE SVC (4ps) MARTIN LUTHER KING JR FB 77 FORSYTH ST ROOM 700 ATLANTA GA 30303 FOB: Destination		.AL2208ZZ

0012	Agency: FB-CH Locations: 1 Church Street Montgomery, Alabama Days: 7 Hours: 24.0 Time: 0001-2400	8784	HR	*	*

GENERAL SERVICES ADMINISTRATION	GSA FORM 300 (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER		Page	of	Pages
	DATE 2003 SEP 30	ORDER P-04-03-EY-0403

ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

	Accounting and Appropriation Data: 1B3D04897.992X.P0438100.61.25.K21.515. * SHIP TO: FRANK JOHNSON ANNEX 15 LEE St MONTGOMERY AL 36104 FOB: Destination		.AL0003ZZ

0013	Agency: FB-CH Locations: 1 Church Street Montgomery, Alabama Days: Mon - Fri Hours: 12.0 POST-2 Time: 1800-0600	3024	HR	*	*

	Accounting and Appropriation Data: 1B3D04B97.992X.P0438100.61.25.K21.515. * SHIP TO: FRANK JOHNSON ANNEX 15 LEE St MONTGOMERY AL 36104 FOB: Destination		.AL0003ZZ

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A (1) (REV 6-89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	Page	of	Pages
				1		6
2.	AMENDMENT/MODIFICATION NO. PC03	3. EFFECTIVE DATE Oct 1, 2003	4. REGISTRATION/PURCHASE REQ. NO. 4PS-04-0287	5. PROJECT NO. (if applicable)
ISSUED BY	CODE	EY000	7. ADMINISTERED BY (if other than item 6)	CODE	4P

GSA FPS (4PS) M L King Federal Bldg Room 77 Forsyth St Room 700 Atlanta GA 30303 Valerie Sanders	4043311808 ext. 130		GSA ASST REG ADM/PBS (4P) MARTIN LUTHER KING FB 77 FORSYTH ST STE 400 ATLANTA, GA 30303
8.	NAME AND ADDRESS OF CONTRACTOR (No, Street, County, State and ZIP Code) Paragon System, Inc. 3317 Triana Blvd Huntsville AL 35805	Vendor ID: 00016083 DUNS: 175357672 CAGE:	☒	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			☒	10A. MODIFICATION OF CONTRACT/ORDER NO. P-04-03-EY-0408
CODE	FACILITY CODE			10B. DATED (SEE ITEM 13) Sep 30, 2003
11. THIS ITEM ONLY APPLIES TO AMENTMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers			☐ is extended.	☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completting Item 8, and 15,. and returning                           copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.			ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule	US	*
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
☒			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒		FAR 52.243-1, Changes - Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES SET FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
(such as changes in paying office, appropriation date, etc).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where fesible)

Guard Services
Alabama Statewide

The purpose of this modification is to make the following changes:

AL2161ZZ, SSA Office, 550 Government Street, Mobile, Alabama.  Effective October 1, 2003, Post 2 was added to Delivery Order No. P-04-03-Ey-0390 necessitating the deletion of Post 2 from this Delivery Order.  9.5 Hours x 252 Days - 2,394 Hours x $21.32 = - $51,040.08.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type of Print) CHARLES KEATHLEY - PRESIDENT			16A. NAME AND TITLE OF CONTRACTING OFFICER Valerie Sanders Contract Specialist valerie.sanders@gsa.gov	(Type or Print) 4043311808 ext. 130
15B. CONTRACTOR/OFFERER		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED

/s/ Charles Keathley		5/21/04	BY
(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-152.8070 PREVIOUS EDITIONS UNUSABLE	30-105	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53 243

SF 30 Continuation of Block 14 Narrative	Page	of	Pages
	2		3

There are no other changes

NSN 7540-152.8070 PREVIOUS EDITIONS UNUSABLE	30-105	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53 243

SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM NO.	SUPPLIES OR SERVICES	QUANTITY	UI	UNIT PRICE	AMOUNT
0004	Agency: SSA Locations: 550 Gov Street Mobile, Alabama Post 1 Days: Mon-Fri Hours: 8.5 Time: 0800-1630 Post 2 Delete Post 2 from P-04-03-EY-0408, Post 2 is on P-04-03-EY-0390 Days: Mon-Fri Hours: 9.5 Time: 0730-1700	2142	HR	*	*

	Accounting and Appropriation Data: 1B3D04878.992X.P0438100.80.25.K26.515. US$* SHIP TO: DHS FED PROTECTIVE SVC (4PS) MARTIN LUTHER KING JR FB 77 FORSYTH ST ROOM 700 ATLANTA GA 30303 FOB: Destination	.N3268218.	.AL2161ZZ.

P-04-03-EY-0408 PC03

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE		Page	of	Pages
						1		2
2. AMENDMENT/MODIFICATION NO. PC02		3. EFFECTIVE DATE Oct 1, 2003	4. REQUISITION/PURCHASE REQ. NO. 4PS-04-0215			5. PROJECT NO. (If applicable)

6. ISSUED BY GSA FPS (4PS) M L King Federal Bldg Room 77 Forsyth St Room 700 Atlanta, GA 30303 Valerie Sanders	CODE	EY000	7. ADMINISTERED BY (If other than Item 6) GSA ASST REG ADM/PBS (4P) MARTIN LUTHER KING FB 77 FORSYTH ST STE 400 ATLANTA, GA 30303			CODE 4P

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)				☒	9A. AMENDMENT OF SOLICITATION NO.
Vendor ID: 00016083
		DUNS: 175357672			9B. DATED (SEE ITEM 11)

CAGE:
Paragon Systems, Inc.
3317 Triana Blvd					10A. MODIFICATION OF CONTRACT/ORDER NO.
Huntsville AL 35805				☒	P-04-03-EY-0408

10B. DATED (SEE ITEM 13)
CODE		FACILITY CODE			Sep 30, 2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers       ☐   is extended,       ☐   is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
	1B3D04878				US	0.00
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(☒) ☒		A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. FAR 52.243–1, Changes – Fixed Price

B.     THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b) (such as changes in paying office, appropriation date, etc.)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Guard Services
Alabama Statewide

The purpose of this modification is to make the following changes:

Change the Post Hours at AL2161ZZ, 550 Gov Street, Mobile, AL., Post 1 from 0800-1630 Mon-Fri to 0830-1700, Mon-Fri effective October 1, 2003. This is still 8.5 hours per day.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or Print) Charles Keathley /President			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or Print) Valerie Sanders Contract Specialist valerie.sanders@gsa.gov

15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA				16C. DATE SIGNED

/s/ Charles Keathley		2-12-04	BY	/s/ Valerie Sanders			2/12/04
(Signature of person authorized to sign)				(Signature of Contracting Officer)
NSN 7540-01-152-8070		30-105		STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITIONS UNUSABLE				Prescribed GBA PAR (48 CFR) 60.243

SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM NO.	SUPPLIES OR SERVICES	QUANTITY	UI	UNIT PRICE	AMOUNT

0004	Agency: SSA Locations: 550 GOV Street Mobile, Alabama	4536	HR	*	*

	Post 1 Days: Mon-Fri Hours: 8.5 Time: 0830-1700

	Post 2 Days: Mon-Fri Hours: 9.5 Time: 0730-1700

Accounting and Appropriation Data:

1B3D04878.992X.P0438100.80.25.K26.515.

US$ *

DELIVERY DATE: 10/01/2003

SHIP TO: DHS FED PROTECTIVE SVC (4PS)
MARTIN LUTHER KING JR FB
77 FORSYTH ST ROOM 700
ATLANTA GA 30303

FOB: Destination

		.N3268218.	.AL2161ZZ

P-04-03-EY-0408 PC02

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	Page	of	Pages
1	2
2. AMENDMENT/ MODIFICATION NO. PC01	3. EFFECTIVE DATE Oct 1, 2003	4. REQUISITION/PURCHASE REQ. NO. 4PS-04-0204	5. PROJECT NO. (If applicable)

6. ISSUED BY GSA FPS (4PS) M L King Federal Bldg Room 77 Forsyth St Room 700 Atlanta GA 30303 Valerie Sanders	CODE	EY000	7. ADMINISTERED BY (If other than Item 6) GSA ASST REG ADM/PBS (4P) MARTIN LUTHER KING FB 77 FORSYTH ST STE 400 ATLANTA, GA 30303	CODE 4P

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.
Vendor ID: 00016083
DUNS: 175357672	9B. DATED (SEE ITEM 11)

CAGE:
Paragon Systems, Inc.
3317 Triana Blvd	10A. MODIFICATION OF CONTRACT/ORDER NO.
Huntsville AL 35805	☒	P-04-03-EY-0408

10B. DATED (SEE ITEM 13)
CODE	FACILITY CODE	Sep 30, 2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers        ☐   is extended,      ☐   is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule 1B3D04878
US	*
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(☒) ☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. FAR 52.243-1, Changes - Fixed Price

B.     THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B) (such as changes in paying office, appropriation date, etc.)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Guard Services
State of Alabama

The purpose of this modification is to change the guard post hours at AL2153ZZ, SSA, 717 McGlathery Lane, Decatur, Alabama.  Decrease the guard huors from 0800-1630 Hours Mon-Fri to 0800-1600 Hours Mon - Fri.  This is a decrease of 30 minutes per day.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or Print) Charles Keathley / President	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or Print) Valerie Sanders Contract Specialist valerie.sanders@gsa.gov

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Charles Keathley	2-12-04	BY	/s/ Valerie Sanders	2/12/04
(Signature of person authorized to sign)	(Signature of Contracting Officer)

STANDARD FORM 30 (REV. 10-83)
[ILLEGIBLE]	30-106	Prescribed by GSA FAR (48 CFR) 53.248
Previous Editions Unusable

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM NO.	SUPPLIES OR SERVICES	QUANTITY	UI	UNIT PRICE	AMOUNT
0015	Agency: SSA Location: 717 McGlathery Street Decatur, Alabama Days: Mon - Fri Hours: 8 Time: 0800-1600	2016.5	HR	*	*

	(Delivery Order showed 0800-1600, but hours were calculated from 0800-1630)

	Accounting and Appropriation Data: 1B3D04878.992X.P0438100.80.25.K26.515.	.N3268218.	.AL2153ZZ
	US$ * DELIVERY DATE: 10/01/2003 SHIP TO: SSA

	DECATUR, AL

	FOB: Destination

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

P-04-03-EY-0408 PC01

ORDER FOR SUPPLIES AND SERVICES				Important: See instructions in GSAR 553.370-300-1 for distribution.		Page	of	Pages
						1		8
1. DATE OF ORDER		2. ORDER NUMBER		3. CONTRACT NUMBER			4. ACT NUMBER
Sep 30, 2003		P-04-03-EY-0408		GS07F0418K			1B3D04878
	5.ACCOUNTING CLASSIFICATION				6. FINANCE DIVISION
FOR	FUND	ORG CODE	B/A CODE	O/C CODE	AC	SS	VENDOR NUMBER
GOVERNMENT	992X	P0438100	80	25
USE	FUNC CODE	C/E CODE	PROJ/PROS NO	CC-A	MDL	FI	G/L DEBIT
ONLY	K26	515		********
	W/ITEM	CC-B	PRT/CRFT		AI	LC	DISCOUNT

7. TO: CONTRACTOR (Name, address and zip code) 00016083 Paragon Systems , Inc. 3317 Traina Blvd Huntsville AL 35805 Robert Luther 256-533-7598				8. TYPE OF ORDER ☐ A. PURCHASE		REFERENCE YOUR
Please furnish the following on the terms specified on both sides of the order and the attached sheets, if any, including delivery as indicated.
☒ B. DELIVERY This delivery order is subject to instructions contained on this side only of this form and is issued subject to the terms and conditions of the above number contract.
				C. MODIFICATION NO.		AUTHORITY FOR ISSUING
			9B. CHECK IF APPROP. ☐ WITHOLD 20%	Except as provided herein, all terms and conditions of the original order, as heretofore modified, remain unchanged.
10A. CLASSIFICATION				10B. TYPE OF BUSINESS ORGANIZATION
☐ A. SMALL BUSINESS	☐ B. OTHER THAN SMALL BUSINESS	☒ C. SMALL DISADVANTAGED	☐ D. SMALL WOMEN- OWNED	☒ A. CORPOR- ATION	☐ B. PARTNER- SHIP		☐ C. SOLE PROPRIETOR
11. ISSUING OFFICE (Address, zip code and telephone no.) EY000 GSA FPS (4PS) M L King Federal Bldg Room 77 Forsyth St Room 700 Atlanta GA 30303		12. REMITTANCE ADDRESS (MANDATORY) 00016083 Paragon Systems, Inc. 1200 Jordan Lane Suite J Huntsville AL 35816			13. SHIP TO (Consignee address, zip code and telephone no.) See Schedule
14. PLACE OF INSPECTION AND ACCEPTANCE				15. REQUISITION OFFICE (Name, symbol and telephone no.) 4PSS
16. F.O.B POINT DESTINATION	17. GOVERNMENT B/L NO.		18. DELIVERY F.O.B POINT ON OR BEFORE Oct 1, 2003			19. PAYMENT/DISCOUNT TERMS Net 30
20. SCHEDULE
ITEM NO. (A)	SUPPLIES OR SERVICES (B)		QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
See Attached Schedule
21. RECEIVING OFFICE (Name, symbol and telephone no.)					TOTAL FROM 300-A (a)	*
22. SHIPPING POINT				23. GROSS SHIP WT.	GRAND TOTAL	*
24. MAIL INVOICE TO: (include zip code) General Services Administration (FUND) 7BCP GSA Office of Finance (7BCP) PO Box 17114 Ft. Worth, TX 76102-0114				25A. FOR INQUIRES REGARDING PAYMENT CONTACT: Valerie Sanders		25B. TELEPHONE
				26A. NAME OF CONTRACTING/ORDERING OFFICER LAWANA HORNSBY (HOR)		26B. TELEPHONE NO. (404) 331-3698
26C. SIGNATURE
/s/ Lawana Hornsby

GENERAL SERVICES ADMINISTRATION	5. CONSIGNEE	GSA FORM 300 (REV. 2-93)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	THIS NUMBER MUST APPEAR ON ALL PACKAGES AND PAPERS RELATING TO THIS ORDER	Page	of	Pages

DATE 2003 Sep 30	ORDER P-04-03-EY-0408

ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Guard Services State of Alabama

Option Lot I for the State of Alabama Period of Performance: October 1, 2003 thru September 30, 2004. Productive Service Rate: $21.32 Additional Services Rate: $26.65

0001	Agency: SSA Address: 2450 Presidents Drive Montgomery, Alabama Bldg No. AL2126ZZ Hours: 9.0 Days: Mon-Fri Time: 0830-1730	2268	HR	*	*

Accounting and Appropriation Data: 1B3D0487B.992X.P0438100.80.25.K26.515. *	.N3266821.8	.AL2126Z
SHIP TO: SOCIAL SECURITY ADMINISTRATION 63 ALIANT PARKWAY ALEXANDER CITY AL 35011 FOB: Destination

0002	Agency: SSA Location: 4249 N. College Avenue Jackson, Alabama Days: Mon-Fri Time: 0800-1600 Hours: 8.0	2016	HR	*	*

Accounting and Appropriation Date: 1B3004878.992X.P0438100.80.25.K26.515.	.N3268218.	.AL2145AB
*
SHIP TO: Social Security Administration 4249 N College Ave Jackson AL 36545-2419 FOB: Destination

0003	Agency: SSA Location: 1778 Whatley Blvd. Dothan , Alabama Days: Mon-Fri Time: 0800-1630 Hours: 8.5	2142	HR	*	*

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A (1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER	Page	of	Pages
DATE 2003 SEP 30	ORDER P-04-03-EY-0408
ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Accounting and Appropriation Date: 1B3D04878.992X.P0438100.80.25.K26.515. * SHIP TO: DHS FED PROTECTIVE SVC (4PS) MARTIN LUTHER KING JR FB 77 FORSYTH ST ROOM 700 ATLANTA GA 30303 FOB: Destination	.N3268218.	.AL2157AB

0004	Agency: SSA Locations: 550 GOV Street Mobile, Alabama Post 1 Days: Mon-Fri Hours: 8-5 Time: 0800-1630 Post 2 Days: Mon-Fri Hours: 9.5 Time: 0730-1700	4536	HR	*	*

Accounting and Appropriation Data: 1B3D004878.992X.P0438100.80.25.K26.515. * SHIP TO: DHS FED PROTECTIVE SVC (4PS) MARTIN LUTHER KING JR FB 77 FORSYTH ST ROOM 700 ATLANTA GA 30303 FOB: Destination	.N3288218.	.AL2161ZZ

0005	Agency: SSA Locations: 101 Courthouse Drive Fairhope, Alabama Days: Mon-Fri Hours: 8.5 Time: 0800-1630	2142	HR	*	*

Accounting and Appropriation Data: 1B3D04878.992X.P0438100.80.25.K26.515. * SHIP TO: SSA 101 COURT HOUSE DRIVE FAIRHOPE, AL 36532 FOB: Destination	.N3268218.	.AL216OZZ

0006	Agency: SSA Locations: 501 The Mall Way Jasper, Alabama	2520	HR	*	*

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A (1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER	Page	of	Pages
DATE 2003 SEP 30	ORDER P-04-03-EY-0408
ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Days: Mon-Fri Hours: 10.0 Time: 0700-1700

Accounting and Appropriation Data: 1B3D04878.992X.P0438100.80.25.K26.515. *	.N3268218.	.AL2208ZZ
SHIP TO: DHS FED PROTECTIVE SVC (4PS) MARTIN LUTHER KING JR FB 77 FORSYTH ST ROOM 700 ATLANTA GA 30303 FOB: Destination

0007	Agency: SSA Locations: 500 Gene Road, Suite 218 Birmingham, Alabama Days: Mon-Fri Hours: 8.5 Time: 0800-1630	2142	HR	*	*

Accounting and Appropriation Data: 1B3D04878.992X.P0436100.80.25.K26.515. * SHIP TO: COMMERCE CTR EAST 500 GENE REED RD BIRMINGHAM AL 32515 FOB: Destination	.N3268218.	.AL2098ZZ

0008	Agency: SSA Locations: 651 9th Avenue, North Bessemer, Alabama Days: Mon-Fri Hours: 8.5 Time: 0800-1630	2142	HR	*	*

Accounting and Appropriation Data: 1B3D04878.992X.P0438100.80.25.K26.515. * SHIP TO: SOCIAL SECURITY ADMINISTRATION BESSEMER SUPER HWY 11 BESSEMER AL 35020 FOB: Destination	.N3268218.	.AL2139AB

0009	Agency: SSA Locations: 301East 13th Street Anniston, Alabama Days: Mon-Fri Hours: 8.0 Time: 0800-1600	2016	HR	*	*

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A (1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER	Page	of	Pages
DATE 2003 SEP 30	ORDER P-04-03-EY-0408
ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Accounting and Appropriation Data: 1B3D04878.992X.P0438100.80.25.K26.515. * SHIP TO: SSA Bldg 301 E 13TH St ANNISTON AL 36201 FOB: Destination	.N3268218.	.AL0079ZZ

0010	Agency: SSA Locations: 301-D W Main Street Albertville, Alabama Days: Mon-Fri Hours: 8.0 Time: 0800-1600	2016	HR	*	*

Accounting and Appropriation Data: 1B3D04878.992X.P0438100.80.25.K26.515. * SHIP TO: Social Security Administration 301-D West Main St Albertville, AL 35950 FOB: Destination	.N3268218.	.AL2020ZZ

0011	Agency: SSA Locations: 736 N Street, East Talladega, Alabama Days: Mon-Fri Hours: 8.0 Time: 0745-1545	2016	HR	*	*

Accounting and Appropriation Data: 1B3D04878.992X.P0438100.80.25.K26.515. * SHIP TO: SSA Bldg 736 TINNEY St TALLADEGA AL 35106 FOB: Destination	.N3268218.	.AL2159ZZ

0012	Agency: SSA Locations: 203 S. Walnut Street, Florence, Alabama Days: Mon-Fri Hours: 8.0 Time: 0800-1600	2016	HR	*	*

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A (1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER	Page	of	Pages
DATE 2003 SEP 30	ORDER P-04-03-EY-0408
ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Accounting and Appropriation Data: 1B3D04878.992X.P0438100.80.25.K26.515. * SHIP TO: DHS FEED PROTECTIVE SVC (4PS) MARTIN LUTHER KING JR FB 77 FORSYTH ST ROOM 700 ATLANTA GA 30303 FOB: Destination	.N3268218.	.AL2186Z

0013	Agency: SSA Locations: 3509 S. Broad Street Scottsboro, Alabama Days: Mon-Tu-Wed Hours: 6.5 Time: 0830-1500	975	HR	*	*

Accounting and Appropriation Data: 1B3D04878.992X.P0438100.80.25.K26.515. * SHIP TO: SCOTTSBORO PLAZA 3509 SOUTH BROAD ST. SCOTTSBORO AL 35768 FOB: Destination	.N3268218.	.AL2458ZZ

0014	Agency: SSA Locations: 5201 Broadford Blvd Huntsville, Alabama Days: Mon-Fri Hours:8.0 Time: 0800-1600	2016	HR	*	*

Accounting and Appropriation Data: 1B3D04878.992X.P0438100.80.25.K26.515. * SHIP TO: WEST BLGD BRADFORD 5021 BRADFORD BLVD. HUNTSVILLE AL 35824 FOB: Destination	.N3268218.	.AL2088ZZ

0015	Agency: SSA Locations: 717 McGlathery Street Decatur, Alabama Days: Mon-Fri Hours: 8.0 Time: 0800-1600	2142	HR	*	*

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A (1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER	Page	of	Pages
DATE 2003 SEP 30	ORDER P-04-03-EY-0408
ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Accounting and Appropriation Data: 1B3D04878.992X.P0438100.80.25.K26.515. * SHIP TO: DHS FED PROTECTIVE SVC (4PS) MARTIN LUTHER KING JR FB 77 FORSYTH ST ROOM 700 ATLANTA GA 30303 FOB: Destination	.N3268218.	.AL2153ZZ

0016	Agency: SSA Locations: 201 College Street Gadsden, Alabama Days: Mon-Fri Hours: 8.5 Time: 0800-1630	2142	HR	*	*

Accounting and Appropriation Data: 1B3D04878.992X.P0438100.80.25.K26.515. * SHIP TO: SSA Bldg 201 COLLEGE ST GADSDEN AL 35901 FOB: Destination	.N3268218.	.AL0080ZZ

0017	Agency: SSA Locations: 431 Church Street Selma, Alabama Days: Mon-Fri Hours: 8.0 Time: 0800-1600	2016	HR	*	*

Accounting and Appropriation Data: 1B3D04878.992X.P0438100.80.25.K26.515. * SHIP TO: BOSHELL Ofc BLDG 431 CHURCH St SELMA AL 36701 FOB: Destination	.N3268218.	.AL2294ZZ

0018	Agency: FBI Locations: 200 N. Royal Street Mobile, Alabama Days: 7 Days Hours: 24 Post 1	8784	HR	*	*

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A (1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER	Page	of	Pages
DATE 2003 SEP 30	ORDER P-04-03-EY-0408
ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Accounting and Appropriation Data: 1B3D04878.992X.P0438100.80.25.K26.515. * SHIP TO: FBI BLDG 200 N ROYAL ST MOBILE, AL 36662 FOB: Destination	.N3268331.	.AL2150ZZ

0019	Agency: FBI Locations: 200 N. Royal Street Mobile, Alabama Days: Mon-Fri Hours: 8.75 Time: 0815-1700 Post 2	2205	HR	*	*

Accounting and Appropriation Data: 1B3D04878.992X.P0438100.80.25.K26.515. * SHIP TO: FBI BLDG 200 N ROYAL ST MOBILE, AL 36662 FOB: Destination	.N3268331.	.AL2150ZZ

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A (1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	Page	of	Pages
1

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ NO.	5. PROJECT NO. (If applicable)
PC03		Mar 1, 2004	4PSN-04-0061

6. ISSUED BY	CODE	EY000	7. ADMINISTERED BY (If other than Item 6)	CODE	4P

GSA FPS (4PS) M L King Federal Bldg Room 77 Forsyth St Room 700 Atlanta GA 30303 Valerie Sanders	4043311808 ext. 130		GSA ASST REG ADM/PBS (4P) MARTIN LUTHER KING FB 77 FORSYTH ST STE 400 ATLANTA, GA 30303

8. NAME AND ADDRESS OF CONTRACTOR (No. Street, County, State and ZIP Code)		Vendor ID: 00016083 DUNS: 175357672	☒	9A. AMENDMENT OF SOLICITATION NO.

		CAGE:	9B. DATED (SEE ITEM 11)
Paragon Systems, Inc.
3317 Triana Blvd
Huntsville AL 35805			☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
P-04-03-EY-0390

CODE	FACILITY CODE		10B. DATED (SEE ITEM 13) Sep 24, 2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers			☐ is extended,	☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
			US	37,246.04

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒			* Changes - Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b)
(such as changes in paying office, appropriation date, etc.)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor		☐ is not,	☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Guard Services State of Alabama

The purpose of this modification is to extend the period of service at AL1007ZZ, SMDC, 106 Wynn Drive, Huntsville, Alabama from March 1, 2004 through March 31, 2004.  The guard service at AL1007ZZ was originally scheduled to end February 29, 2004. This modification is adding the increase of funds for the one month extension period to Line Items 0014, 0015, 0016, 0017, 0018 and 0019.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
CHARLES KEATHLEY - PRESIDENT			Valerie Sanders Contract Specialist valerie.sanders@gsa.gov	4043311808 ext. 130
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Charles Keathley		5/21/04	BY
(Signature of person authorized to sign)			(Signature of Contracting Officer)
NSN 7540-01-152-8070		30-105	STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITIONS UNUSABLE			Prescribed by GSA FAR (48 CFR) 53.243

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

SF 30 Continuation of Block 14 Narrative	Page	of	Pages
2

As a result of this modification, the estimated contract value increases by *

There are no other changes.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM NO.		SUPPLIES OR SERVICES	QUANTITY	UI	UNIT PRICE	AMOUNT

BLDG AL1007ZZ service period is extended from March 1, 2004 through March 31, 2004.

0014		Agency: SMDC	1375	HR	*	*
Location : 106 Wynn Drive
Huntsville, Alabama
Hours: 11.0
Days: Mon-Fri
Time: 0600-1700

23 Days X 11 Hours Day = 253 Hours X = *
* Increase of Funds

Accounting and Appropriation Data:
		1B4D00034.992X. P0438100. 61. 25. K26.515.		.AL1007ZZ
US$ *
	SHIP TO:	BALLISTIC MISSILE CT
106 WYNN Dr

HUNTSVILLE AL 35806
FOB: Destination

0015		Agency: SMDC		1375 HR	*	*
Location : 106 Wynn Drive
Huntsville, Alabama
Hours: 11.0
Days: Mon-Fri
	Time: 0600-1700	POST 2

23 Days X 11 Hours Day = 253 Hours X *
* Increase of Funds

Accounting and Appropriate Data:
		1B4D00034. 992X.P0438100.61.25.K26.515.		.AL1007ZZ	*	*
US*
SHIP TO: BALLISTIC MISSILE CT
106 WYNN Dr

HUNTSVILLE AL 35806
FOB: Destination

0016		Agency: SMDC		1256 HR	*	*
Location : 106 Wynn Drive
Huntsville, Alabama
Hours: 8.0
Days: Mon-Sat 6 days
	Time: 2000-0400	POST 3

21 Days X 8 Hours Day = 236 Hours X *
* Increase of Funds

P-03-EY-0390 PC03

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ITEM NO.		SUPPLIES OR SERVICES	QUANTITY	UI	UNIT PRICE	AMOUNT

Accounting and Appropriation Data:
		184000034.992X.P0438100.61.25.K26.525.		.AL1007ZZ
US$*
SHIP TO: BALLISTIC MISSILE CT
106 WYNN Dr

HUNTSVILLE AL 35806
FOB: Destination

0017		Agency: SMDC		182 HR	*	*
Location: 106 Wynn Drive
Huntsville, Alabama
Hours : 7.0
Days: Sunday 1 day
	Time: 2000-0300	POST 3A

4 Days X 7 Hours Day = 28 Hours X *
* Increase of Funds

Accounting and Appropriation Data:
		184000034.992X.P0438100.61.25.K26.515.		.AL1007ZZ
US$ 596.96
SHIP TO: BALLISTIC MISSILE CT
106 WYNN Dr

HUNTSVILLE AL 35806
FOB: Destination

0018		Agency: SMDC		1375 HR	*	*
Location: 106 Wynn Drive
Huntsville, Alabama
Hours : 11.0
Days: Mon-Fri
	Time: 0600-1700	POST 4

23 Days X 11 Hours Day = 253 Hours X *
* Increase of Funds

Accounting and Appropriation Data:
		184D00034.992X.P0438100.61.25.K26.515.		.AL1007ZZ
US$ *
SHIP TO: BALLISTIC MISSILE CT
106 WYNN Dr

HUNTSVILLE AL 35806
FOB: Destination

0019		Agency: SMDC		4392 HR	*	*
Location: 106 Wynn Drive
Huntsville, Alabama
Hours : 24.0
Days: 7 Days Wook

P-03-EY-0390 PC03

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ITEM NO.		SUPPLIES OR SERVICES	QUANTITY	UI	UNIT PRICE	AMOUNT

	Time: 0001-2400	POST 5

31 Days X 24 Hours Day = 744 Hours X *
* Increase of Funds

Accounting and Appropriation Data:
		1B4D00034.992X.P0438100.61.25.K26.515		.AL1007ZZ
US$*
SHIP TO: BALLISTIC MISSILE CT
106 WYNN Dr

HUNTSVILLE AL 35806
FOB: Destination

P-03-EY-0390 PC03

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1 CONTRACT ID CODE	Page	of	Pages
		1		3

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
PC03	Oct 1, 2003	4PS-04-0203
6. ISSUED BY	CODE	EY000	7. ADMINISTERED BY (if other than Item 6)	CODE	4P
GSA FPS (4PS) M L King Federal Bldg Room 77 Forsyth St Room 700 Atlanta GA 30303 Valerie Sanders	GSA ASST REG ADM/PBS (4P) MARTIN LUTHER KING FB 77 FORSYTH ST STE 400 ATLANTA, GA 30303
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County State and ZIP Code)	Vendor ID: 00016083 DUNS: 175357672	☒	9A. AMENDMENT OF SOLICITATION NO.
CAGE:	9B. DATED (SEE ITEM 11)
Paragon Systems, Inc.
3317 Triana Blvd
Huntsville AL 35805	☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
P-04-03-EY-0390
CODE	FACILITY CODE	10B. DATED (SEE ITEM 13) Sep 24, 2003
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended,
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule 1B4D00034
US	*
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO; (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	* Changes - Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES SET FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103 (b) (such as changes in paying office, appropriation date, etc.)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor	☐ is not,	☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Guard Services State of Alabama

The purpose of this modification is to make the following changes:

1. Delete Line Item 0012, Building No. AL2026??. OHA, 1910 3rd Avenue North, Birmingham, Alabama, 0630–1530 Hours, Mon - Fri, 9 Hours Day, effective October 1, 2003.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Charles Keathley / President	Valerie Sanders Contract Specialist valerie.sanders@gsa.gov
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED 2/12/04

/s/ Charles Keathley	2.12.04	BY	/s/ Valerie Sanders
(Signature of person authorized to sign)	(Signature of Contracting Officer)
NSN 7540-01-152-8070	30-108	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA FAR (48 CFR) 53.243

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

SF 30 Continuation of Block 14 Narrative

2.  Delete Line Item 0013, Building No. AL2026ZZ, OHA, 1910 3rd Avenue North, Birmingham, Alabama, 0830-1800 Hours, Mon-Fri, 9.5 Hours Day, effective October 1, 2003.

3.  Add Line Item 0023, Building No. AL2071ZZ, OHA, 950 22nd Street North, Birmingham, Alabama, 0730-1700, Mon-Fri, 9.5 Hours Day effective October 1, 2003.

There are no other changes.

NSN 7540-01-152-8070	30-105	STANDARD FORM 30
PREVIOUS EDITIONS UNUSABLE

SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM NO.		SUPPLIES OR SERVICES	QUANTITY	UI	UNIT PRICE	AMOUNT

0012		Agency: BUR-PHIL, OHA	-2268	HR		*
		Locations: 1910 3rd Avenue, North
		Birmingham, Alabama
		Days: Mon – Fri
		Hours: 9.0
		Time: 0630-1530

		Accounting and Appropriation Data:
		1B4D00034.992X.P0438100.61.25.K26.515		-AL2026ZZ
		US$ *
		DELIVERY DATE: 10/01/2003
		SHIP TO: BURGER-PHILLIPS CTR
		1900 3RD Ave, NORTH
		BIRMINGHAM AL 35203
		FOB: Destination

0013		Agency: BUR-PHIL, OHA	-2394	HR		*
		Locations: 1910 3rd, Avenue, North
		Birmingham, Alabama
		Days: Mon – Fri
	Hours: 9.5	POST-2
		Time: 0830-1830

		Accounting and Appropriation Data:
		1B4D00034.992X.P0438100.61.25.K26.515		-AL2026ZZ
		US$ *
		DELIVERY DATE: 10/01/2003
		SHIP TO: BURGER-PHILIPS CTR
		1900 3RD Ave, NORTH

		BIRMINGHAM AL 35203
		FOB: Destination

0023		Add AL2071ZZ, OHA, 950 22nd Street, North,	-2394	HR		*
		Birmingham, Alabama.
		Guard Post No. 1, 0730 to 1700 Hours,
		Mon–Fri, 9.5 Hours Per Day
		Effective October 1, 2003.

		Accounting and Appropriation Data:
		1B4D00034.992X.P0438100.61.25.K26.515.		-AL2071ZZ
		US$*
		DELIVERY DATE: 12/29/2003
		SHIP TO: DHS Federal Protective Svc Div
		Security Specialist (4PSO-AB)
		1800 5th Ave N Room 416
		Birmingham AL 35203-2182
		FOB: Destination

P-04-03-EY-0390 PC03

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1 CONTRACT ID CODE	Page	of	Pages
		1		2

2. AMENDMENT/MODIFICATION NO. PC02	3. EFFECTIVE DATE Oct 1, 2003	4. REQUISITION/PURCHASE REQ NO. 4PS-04-0201	5. PROJECT NO. (If applicable)

6. ISSUED BY GSA FPS (4PS) M L King Federal Bldg Room 77 Forsyth St Room 700 Atlanta GA 30303 Valerie Sanders	CODE	EY000	7. ADMINISTERED BY (If other than Item 6) GSA ASST REG ADM/PBS (4P) MARTIN LUTHER KING FB 77 FORSYTH ST STE 400 ATLANTA, GA 30303	CODE	4B

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)	Vendor ID: 00016083 DUNS: 175357672 CAGE :	☒	9A. AMENDMENT OF SOLICITATION NO. —
9B. DATED (SEE ITEM 11)
Paragon Systems, Inc. 3317 Triana Blvd Huntsville AL 35805
☒	10A. MODIFICATION OF CONTRACT/ORDER NO. P-04-03-EY-0390

10B. DATED (SEE ITEM 13)
CODE	FACILITY CODE	Sep 24, 2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning           copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
1B4D00034	US	*

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒ ☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. FAR * Changes - Fixed Price

B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).
(such as changes in paying office, appropriation date, etc.)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Guard Services
State of Alabama

The purpose of this modification is to make the following changes:

Add Line Item 0022, Building No. AL2161ZZ, USAD, SSO Gov Street, Mobilo, Alabama , Post 2, 2nd Floor Lobby, 0730 to 1700, 9.5 Hours Day. (Note: AL2161ZZ, Post 1, funded by SSA, is located on Delivery Order No. P-04-03-EY-0408)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Charles Keathley / President	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Valerie Sanders Contract Specialist valerie.sanders@gsa.gov

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Charles Keathley	2-12-04	BY	/s/ Valerie Sanders	2/12/04
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE	30-10S	Prescribed by GSA
FAR (48 CFR) [ILLEGIBLE]

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM NO.	SUPPLIES OR SERVICES		QUANTITY	UI	UNIT PRICE	AMOUNT

0022	Add building AL2161ZZ, Guard Post # 2, effective 1 October 2003. The relocation of OHA guard from AL2058ZZ, 8.5 hrs M-F, to AL2161ZZ (P-04-03-EY-0408), 2nd Floor lobby increase service one (1) hour to 9.5 hrs, M-F. Increase Cost for one(1) guard at new building location (AL2161ZZ). Note: Post 1 is on P-04-03-EY-0408, and is being funded by SSA under a different RWA number, however both guard posts are co-located in building AL2161ZZ.		2394	HR	*	*

Accounting and Appropriation Data:
	1B4D00034.992X.P0438100.61.25.K26.515.			.AL2161ZZ
US$ *
DELIVERY DATE: 12/29/2003
	SHIP TO:	DHS Federal Protective Svc Div Security Specialist (4PSO-AB) 1800 5th Ave N Room 416 Birmingham AL35203-2182
FOB: Destination

P-04-03-EY-0390 PC02

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES	Important: See instructions in GSAR 553.370-300-1 for distribution.	Page	of	Pages
		1		9

1. DATE OF ORDER Sep 24, 2003		2. ORDER NUMBER P-04-03-EY-0186		3. CONTRACT NUMBER GS07F0418K		4. ACT NUMBER 1B4D00034
FOR GOVERNMENT USE ONLY	5. ACCOUNTING CLASSIFICATION				6. FINANCE DIVISION
	FUND 992X	ORG CODE P0438100	B/A CODE 61	O/C CODE 25	AC	SS	VENDOR NUMBER
	FUNC CODE K26	C/E CODE 515	PROJ/PROS NO	CC-A	MDL	FI	G/L DEBIT
	W/ITEM	CC-B	PRT/CRFT		AI	LC	DISCOUNT
7. TO: CONTRACTOR (Name, address and zip code) 00016083 Paragon Systems, Inc. 3317 Triana Blvd Huntsville AL 35805 Robert Luther 256-533-7598				8. TYPE OF ORDER ☐ A. PURCHASE			REFERENCE YOUR
Please furnish the following on the terms specified on both sides of the order and the attached sheets, if any, including delivery as indicated.
☒ B. DELIVERY This delivery order is subject to instructions contained on this side only of this form and is issued subject to the terms and conditions of the above number contract.
				C. MODIFICATION NO.			AUTHORITY FOR ISSUING
*			9B. CHECK IF APPROP. ☐ WITHOLD 20%	Except as provided herein all terms and conditions of the original order, as heretofore modified, remain unchanged.
10A. CLASSIFICATION				10B. TYPE OF BUSINESS ORGANIZATION
☐ A. SMALL BUSINESS	☐ B. OTHER THAN SMALL BUSINESS	☒ C. SMALL DISADVANTAGED	☐ D. SMALL WOMEN- OWNED	☒ A. CORPOR- ATION		☐ B. PARTNER- SHIP	☐ C. SOLE PROPRIETOR
11. ISSUING OFFICE (Address, zip code and telephone no.) EY000 GSA FPS (4PS) M L King Federal Bldg Room 77 Forsyth St Room 700 Atlanta GA 30303			12. REMITTANCE ADDRESS (MANDATORY) 00016083 Paragon Systems, Inc. 1200 Jordan Lane Suite J Huntsville AL 35816		13. SHIP TO (Consignee address, zip code and telephone no.) See Schedule
14. PLACE OF INSPECTION AND ACCEPTANCE				15. REQUISITION OFFICE (Name, symbol and telephone no.) 4PSS
16. F.O.B. POINT DESTINATION	17. GOVERNMENT B/L NO.			18. DELIVERY F.O.B. POINT ON OR BEFORE Oct 1, 2003			19. PAYMENT/DISCOUNT TERMS Net 30

20. SCHEDULE
ITEM NO. (A)	SUPPLIES OR SERVICES (B)		QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)		AMOUNT (F)
See Attached Schedule
21. RECEIVING OFFICE (Name, symbol and telephone no.)					TOTAL FROM 300-A (a)		*
22. SHIPPING POINT				23. GROSS SHIP WT.	GRAND TOTAL		*
24. MAIL INVOICE TO: (include zip code) General Services Administration (FUND) 7BCP GSA Office of Finance (7BCP) P.O. Box 17114 Worth, TX 76102-0114				25A. FOR INQUIRES REGARDING PAYMENT CONTACT: Valerie Sanders			25B. TELEPHONE
				26A. NAME OF CONTRACTING/ORDERING OFFICER LAWANA HORNSBY (HOR)			26B. TELEPHONE NO. (404) 331-3698
26C. SIGNATURE
/s/ Lawana Hornsby

GENERAL SERVICES ADMINISTRATION	7. MEMORANDUM	GSA FORM 300 (REV.) 2-93)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER		Page	of	Pages
	DATE 2003 SEP 24	ORDER P-04-03-EY-0390

THIS NUMBER MUST APPEAR ON ALL PACKAGES AND PAPERS RELATING TO THIS ORDER
	DATE 2003 Sep 24	ORDER P-04-03-EY-0390

ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Guard Services
State of Alabama

Option Lot I for the State of Alabama
Period of Performance: October 1, 2003 thru September 30, 2004

Service at Building No. AL1007ZZ is for the time period of October 1, 2003 thru February 29, 2004.

Productive Services Rate: $21.32

Additional Services Rate: $26.65

0001	Agency: USAO Location: 63 S Royal Street Mobile, Alabama Days: Mon-Fri Time: 0600–1800 Hours: 12	3024	HR	*	*

	Accounting and Appropriation Date: 1B4D00034.992X.P0430810.06.12.5K2.651.5 $* SHIP TO: 63 Royal St Mobile, AL FOB: Destination		.AL2125ZZ

0002	Agency: USAO Location: 63 S Royal Street Mobile, Alabama Hours: 0600-1800 Days: Mon-Fri Time: 12.0 Post 2	3024	HR	*	*

	Accounting and Appropriation Data: 1B4D00034.992X.P0438100.61.25.K26.515. $* SHIP TO: 63 Royal St Mobile, AL FOB: Destination		.AL2125ZZ

0003	Agency: FED BLDG Location: 109 St Joseph Street Mobile, Alabama Days: Mon-Fri Time: 0530-1800	3024	HR	*	*

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A (1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER		Page	of	Pages
	DATE 2003 SEP 24	ORDER P-04-03-EY-0390

ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

	Accounting and Appropriation Data: 1B4D00034.992X.P0438100.61.25.K26.515. * SHIP TO: FEDERAL Bldg 109 ST JOSEPH St MOBILE AL 36602 FOB: Destination		.AL0076AB

0004	Agency: FED BLDG Locations: 109 St Joseph Street Mobile, Alabama Days: Mon-Fri Hours: 12.5 Time: 0530-1800 POST 2	3150	HR	*	*

	Accounting and Appropriation Data: 1B4D00034.992X.P0438100.61.25.K26.515. * SHIP TO: FEDERAL Bldg 109 ST JOSEPH St MOBILE AL 36602 FOB: Destination		.AL0076AB

0005	Agency: FED BLDG Locations: 109 St Joseph Street Mobile, Alabama Days: Mon-Fri Hours: 11.5 Time: 0800-0530 POST 3	2898	HR	*	*

	Accounting and Appropriation Data: 1B4D00034.992X.P0438100.61.25.K26.515. * SHIP TO: FEDERAL Bldg 109 ST JOSEPH St MOBILE AL 36602 FOB: Destination		.AL0076AB

0006	Agency: FED BLDG Locations: 109 St Joseph Street Mobile, Alabama Days: Sat-Sun Hours: 24 Time: 0001-2400 POST 4	2496	HR	*	*

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A (1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER		Page	of	Pages
	DATE 2003 SEP 24	ORDER P-04-03-EY-0390

ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

	Accounting and Appropriation Data: 1B4D00034.992X.P0438100.61.25.K26.515. * SHIP TO: FEDERAL Bldg 109 ST JOSEPH St MOBILE AL 36602 FOB: Destination		.AL0076AB

0007	Agency: FED BLDG Locations: 109 St Joseph Street Mobile, Alabama Days: Holiday 1 Hours: 24.0 Time: 0530-0530	240	HR	*	*

	Accounting and Appropriation Data: 1B4D00034.992X.P0438100.61.25.K26.515. * SHIP TO: FEDERAL Bldg 109 ST JOSEPH St MOBILE AL 36602 FOB: Destination		.AL0076AB

0008	Agency: USAO Locations: 1801 4th Avenue N. Birmingham, Alabama Days: Mon-Fri Hours: 12 Time: 0600-1800	3024	HR	*	*

	Accounting and Appropriation Data: 1B4D00034.992X.P0438100.61.25.K26.515. * SHIP TO: DHS FED PROTECTIVE SVC (4PS) MARTIN LUTHER KING JR FB 77 FORSYTH ST ROOM 700 ATLANTA GA 30303 FOB: Destination		.AL2176ZZ

0009	Agency: USAO Locations: 1801 4th Avenue, N Birmingham, Alabama Days: Mon-Fri Hours: 12.0 Time: 0600-1800 POST 2	3024	HR	*	*

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A (1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER	Page	of	Pages
DATE 2003 SEP 24	ORDER P-04-03-EY-0390

ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Accounting and Appropriation Data: 1B4D00034.992X.P0438100.61.25.K26.515. * SHIP TO: GSA FB-CT 1800 5th Ave North BIRMINGHAM AL 35203 FOB: Destination	.AL2175ZZ

0010	Agency: US Treasury, FMS Locations: 190 Vulcan Road Homewood, Alabama Days: Sat-Sun Hours: 24 Time: 0001-2400	8784	HR	*	*

Accounting and Appropriation Data: 1B4D00034.992X.P0438100.61.25.K26.515. * SHIP TO: TREASURY DISBUR CTR 190 VULCAN Rd HOMEWOOD AL 35209 FOB: Destination	.AL2405ZZ

0011	Agency: US Treasury, FMS Locations: 190 Vulcan Road Homewood, Alabama Days: Sat-Sun 7days Hours: 24 Time: 0001-2400 POST 2	8784	HR	*	*

Accounting and Appropriation Data: 1B4D00034.992X.P0438100.61.25.K26.515. * SHIP TO: TREASURY DISBUR CTR 190 VULCAN Rd HOMEWOOD AL 35209 FOB: Destination	.AL2405ZZ

0012	Agency: BUR-PHILL, OHA Locations: 1910 3rd Avenue, North Birmingham, Alabama Days: Mon-Fri Hours: 9.0 Time: 0630-1530	2268	HR	*	*

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A (1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER	Page	of	Pages
DATE 2003 SEP 24	ORDER P-04-03-EY-0390

ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Accounting and Appropriation Data: 1B4D00034.992X.P0438100.61.25.K26.515. * SHIP TO: BURGER-PHILLIPS CTR 1900 3RD Ave, NORTH BIRMINGHAM AL 35203 FOB: Destination	.AL20252ZZ

0013	Agency: BUR-PHILL, OHA Locations: 1910 3rd Avenue, North Birmingham, Alabama Days: Mon-Fri Hours: 9.5 POST-2	2394	HR	*	*

Accounting and Appropriation Data: 1B4D00034.992X.P0438100.61.25.K26.515. * SHIP TO: BURGER-PHILLIPS CTR 1900 3RD Ave, NORTH BIRMINGHAM AL 35203 FOB: Destination	.AL2006ZZ

0014	BLDG AL1007ZZ SERVICE PERIOD ENDS 2/29/04 Agency: SMDC Location: 106 Wynn Drive Huntsville, Alabama Hours: 11.0 Days: Mon-Fri Time: 0600-1700	1122	HR	*	*

Accounting and Appropriation Data: 1B4D00034.992X.P0438100.61.25.K26.515. * SHIP TO: BALLISTIC MISSILE CT 106 WYNN Dr HUNTSVILLE AL 35806 FOB: Destination	.AL1007ZZ

0015	Agency: SMDC Location: 106 Wynn Drive Huntsville, Alabama Hours: 11.0 Days: Mon-Fri Time: 0600-1700 POST 2	1122	HR	*	*

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A (1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER	Page	of	Pages
DATE 2003 SEP 24	ORDER P-04-03-EY-0390

ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Accounting and Appropriation Data: 1B4D00034.992X.P0438100.61.25.K26.515. * SHIP TO: BALLISTIC MISSILE CT 106 WYNN Dr HUNTSVILLE AL 35806 FOB: Destination	.AL1007ZZ

0016	Agency: SMDC Location: 106 Wynn Drive Huntsville, Alabama Hours: 8.0 Days: Mon-Sat 6 days Time: 2000-0400 POST 3	1040	HR	*	*

Accounting and Appropriation Data: 1B4D00034.992X.P0438100.61.25.K26.515. * SHIP TO: BALLISTIC MISSILE CT 106 WYNN Dr HUNTSVILLE AL 35806 FOB: Destination	.AL1007ZZ

0017	Agency: SMDC Location: 106 Wynn Drive Huntsville, Alabama Hours: 7.0 Days: Sunday 1 day Time: 2000-0300 POST 3A	154	HR	*	*

Accounting and Appropriation Data: 1B4D00034.992X.P0438100.61.25.K26.515. * SHIP TO: BALLISTIC MISSILE CT 106 WYNN Dr HUNTSVILLE AL 35806 FOB: Destination	.AL1007ZZ

0018	Agency: SMDC Location: 106 Wynn Drive Huntsville, Alabama Hours: 11.0 Days: Mon-Fri Time: 0600-1700 POST 4	1122	HR	*	*

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A (1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER	Page	of	Pages
DATE 2003 SEP 24	ORDER P-04-03-EY-0390

ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Accounting and Appropriation Data: 1B4D00034.992X.P0438100.61.25.K26.515. * SHIP TO: BALLISTIC MISSILE CT 106 WYNN Dr HUNTSVILLE AL 35806 FOB: Destination	.AL1007ZZ

0019	Agency: SMDC Location: 106 Wynn Drive Huntsville, Alabama Hours: 24.0 Days: 7 Days Week Time: 0001-2400 POST 5	3648	HR	*	*

Accounting and Appropriation Data: 1B4D00034.992X.P0438100.61.25.K26.515. * SHIP TO: BALLISTIC MISSILE CT 106 WYNN Dr HUNTSVILLE AL 35806 FOB: Destination	.AL1007ZZ

0020	Agency: OHA Location: 3881 Atlanta Hwy Montgomery, Alabama Hours: 8.5 Days: Mon-Fri Time: 0800-1630	2142	HR	*	*

Accounting and Appropriation Data: 1B4D00034.992X.P0438100.61.25.K26.515. * SHIP TO: 3381 Atlanta Highway Montgomery, AL 36109 FOB: Destination	.AL2133ZZ

0021	Agency: USAO Location: One Court Square Montgomery, Alabama Hours: 10.0 Days: Mon-Fri Time: 0730-1730	2520	HR	*	*

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A (1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)		PAPERS RELATING TO THIS ORDER		Page	of	Pages
		DATE 2003 SEP 24	ORDER P-04-03-EY-0390

ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)		AMOUNT (F)

	Accounting and Appropriation Data: 1B4D00034.992X.P0438100.61.25.K26.515. * SHIP TO: ONE COURT SQUARE COURT SQUARE MALL MONTGOMERY AL 36104 FOB: Destination	.AL2365ZZ

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A (1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	Page	of	Pages
				1		9

2. AMENDMENT/MODIFICATION NO PC02	3. EFFECTIVE DATE Mar 8, 2004	4. REQUISITION/PURCHASE REQ. NO. 4PS-04-0312		5. PROJECT NO. (If applicable)

6. ISSUED BY GSA FPS (4PS) M L King Federal Bldg Room 77, Forsyth St Room 700 Altanta GA 30303 Valeri Sanders	CODE EY000 4043311808 ext. 130	7. ADMINISTERED BY (If other than Item 6) DHS FED PROTECTIVE SVC (4PS) MARTIN LUTHER KING JR FB 77 FORSYTH ST ROOM 700 ATLANTA GA 30303		CODE	4PS

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)		☒	9A. AMENDMENT OF SOLICITATION NO.
	Vendor ID : 00016083 DUNS : 175357672 CAGE :		9B. DATED (SEE ITEM 11)
Paragon Systems, Inc.			10A. MODIFICATION OF CONTRACT/ORDER NO.
3317 Triana Blvd		☒	P-04-03-EY-0402
Huntsville, AL 35805
10B. DATED (SEE ITEM 13)
CODE	FACILITY CODE		Sep 30, 2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                           copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and the amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
			US		0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒ ☒		A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A FAR 52.243-1, Changes – Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES SET FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(h). (such as changes in paying officer, appropriation date, etc.)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Guard Services
State of Alabama

The purpose of this modification is to change the post hours at AL2172ZZ, Rt# 7, Box 660, Andalusia, Alabama from 0800-1630 hours, Mon-Fri To 0815-1645 hours, Mon-Fri effective March 8, 2004.  There is no increase in funds as a result of this change.

No other changes.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
CHARLES KEATHLEY - PRESIDENT			Valeri Sanders Contract Specialist valerie.sanders@gsa.gov	4043311808 ext. 130

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED

/s/ Charles Keathley	5/21/04	BY
(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070		30-105	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE			PRESCRIBED BY GSA FAR (48 CFR) 53.243

SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM NO.	SUPPLIES OR SERVICES	QUANTITY	UI	UNIT PRICE	AMOUNT

904	Agency: SSA	2142	HR	*	*
	Locations: Route 7, Box 660 Andalusia, Alabama Days: Mon–Fri Hours: 8.5 Time: 815-1645

	Post hours changed from 0800-1630 to 0815-1645.

	Accounting and Appropriation Data:
	1B3D04876.992X.P0438100.80.25.K26.515.	.N326218.	.AL2172ZZ
	US$ *
	DELIVERY DATE: 10/01/2003
	SHIP TO: SAA

	ANDALUSIA, AL

	FOB: Destination

P-04-03-EY-0402  PC03

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	Page	of	Pages
1	3

2. AMENDMENT/MODIFICATION NO. PC01	3. EFFECTIVE DATE Dec 16, 2003	4. REQUISITION/PURCHASE REQ. NO. 4PS-04-0178	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	EY000	7. ADMINISTERED BY (If other than Item 6)	CODE	4PS
GSA FPS (4PS) M L King Federal Bldg Room 77 Forsyth St Room 700 Atlanta GA 30303 Valerie Sanders	DHS FED PROTECTIVE SVC (4PS) MARTIN LUTHER KING JR FB 77 FORSYTH ST ROOM 700 ATLANTA GA 30303

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.
Vendor ID: 00016083 DUNS: 175357672 CAGE:
Paragon Systems, Inc 3317 Triana Blvd. Huntsville, AL 35805	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO. P-04-03-EY-0402
10B. DATED (SEE ITEM 13)
Sep 30, 2003

CODE	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended.	☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning               copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule	0S	0.0

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO  REFLECT THE ADMINISTRATIVE CHANGES SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b). (such as changes in paying office, appropriation date, etc.)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Guard Services
State of Alabama

The purpose of this modification is to make the following changes:

1. Line Item 0001 Delete Building No. Al2142AA Add Building No. AL2142ZZ

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

Valerie Sanders Contract Specialist valerie. sanders@gsa.gov
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA
BY	/s/ Valerie Sanders	16C. DATE SIGNED
(Signature of person authorized to sign)	(Signature of Contracting Officer)	12/16/0?
NSN 7540-01 152-8070 PREVIOUS EDITION UNUSABLE	30-105	STABDARD FORM 30

SF 30 Continuation of Block 14 Narrative	1. CONTRACT ID CODE	Page	of	Pages
		2		3

2. Line Item 0002 Building No. AL2167AA, SSA

Change the Accounting Appropriation: Delete 1B3D04876.992X.P0438200.80.25.K26.515 Add 1B3D04876.992XP0438100.80.25.K26.515

There are no other changes.

SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM NO.	SUPPLIES OR SERVICES	QUANTITY	UI	UNIT PRICE	AMOUNT

	Guard Services State of Alabama

	Option Lot I for the State of Alabama Period of Performance: October 1, 2003 through September 30, 2004

	Productive Services Rate: * Additional Services Rate: *

0001	Agency: SSA Address: 63 Aliant Parkway Alexander City, Alabama Bldg No. AL2142ZZ Hours: 8.5 Days: Mon–Fri	2142	HR	*	*

	Accounting and Appropriation Data:
	1B3D04876.992X.P0438100.80.25.K26.515. US$ * DELIVERY DATE: 10/01/2003 SHIP TO: SOCIAL SECURITY ADMINISTRATION	.N3268218	.AL2142ZZ

	63 ALIANT PARKWAY ALEXANDER CITY ATL 35011
	FOB: Destination

0002	Agency: SSA Location: 1800 Corporate Drive Opelika, Alabama Bldg No: AL2167AA Days: Mon–Fri Time: 0800-1630 Hours: 8.5	2142	HR	*	*

	Accounting and Appropriation Data:
	1B3004876.992X.P0438100.80.25.K26.515 US$ * DELIVERY DATE: 10/01/2003 SHIP TO: SOCIAL SECURITY ADMINISTRATION	.N3268128.	.AL2167AA
	1800 CORPORATE Dr

	OPELIKA, AL 36801
	FOB: Destination

P-04-03-EY-0402  PC01

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES			Important: See instruction in GSAR 553.370-200-1 for distribution		Page	of	Pages
					1		3
1. DATE OF ORDER Sep 30, 2003	2. ORDER NUMBER P-04-03-EY-0402		3. CONTRACT NUMBER GS07F041BX		4. ACT NUMBER 1B3D04876

IMPORTANT

•    This form is not to be used as an invoice.  See reverse for invoice requirements and payment information.

•    The invoice remit to address must be the same as Block 12. Notify the contracting/ordering officer if the information in Block 12 is incorrect.

•    Failure to show the ACT number (Block 4) on invoice will delay payment and rendor the invoice improper.

•    Failure to mail the invoice to the address in Block 24 will delay payment.

•    Failure of service contractors to provide information in Block 9A will result in 20% of payment being withheld (26 U.S.C. 3406(a)).

7. TO: CONTRACTOR (Name, address and zip code) 00016083 Paragon Systems, Inc. 3317 Triana Blvd Huntsville AL 35805 Robert Luther 256-533-7598				8. TYPE OF ORDER ☐ A. PURCHASE	REFERENCE YOUR
Please furnish the following on the terms specified on both sides of the order and the attached sheets. If any, including delivery as indicated.
☒ B. DELIVERY This delivery order is subject to instructions contained on this side only of this form and is issued subject to the terms and conditions of the above number contract.
				C. MODIFICATION NO.	AUTHORITY FOR ISSUING
9A. EMPLOYERS IDENTIFICATION NUMBER 630937443		9B. CHECK IF APPROP. ☐ WITHOLD 20%	Except as provided herein. All terms and conditions of the original order, as heretofore modified, remain unchanged.
10A. CLASSIFICATION			10B. TYPE OF BUSINESS ORGANIZATION
☐ A. SMALL BUSINESS	☐ B. OTHER THAN SMALL BUSINESS	☒ C. SMALL DISADVANTAGED	☐ D. SMALL WOMEN- OWNED	☒ A. CORPOR- ATION	☐ B. PARTNER- SHIP	☐ C. SOLE PROPERIETOR
11. ISSUING OFFICE (Address, zip code and telephone no.) EY000 GSA FPS (4PS) M L King Federal Bldg Room 77 Forsyth St Room 700 Atlanta GA 30303		12. REMITTANCE ADDRESS (MANDATORY) 00016083 Paragon Systems, Inc. 1200 Jordan Lane Suite J Huntsville AL 35816		13. SHIP TO (Consignee address, zip code and telephone no.) See Schedule
14. PLACE OF INSPECTION AND ACCEPTANCE			15. REQUISITION OFFICE (Name, symbol and telephone no.)
16. F.O.B POINT DESTINATION	17. GOVERNMENT B/L NO.		18. DELIVERY F.O.B. POINT ON OR BEFORE Oct 1, 2003		19. PAYMENT/DISCOUNT TERMS Net 30
20. SCHEDULE
ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
See Attached Schedule
21. RECEIVING OFFICE (Name, symbol and telephone no.)				TOTAL FROM 300-A (s)	*
22. SHIPPING POINT			23. GROSS SHIP WT.	GRAND TOTAL	*
24. MAIL INVOICE TO (include zip code) General Services Administration (FUND) 7BCP GSA Office of Finance (7BCP) P O Box 17114 Ft. Worth, TX 76102-0114			25A. FOR INQUIRES REGARDING PAYMENT CONTACT: Valerie Sanders		25B. TELEPHONE
			26A. NAME OF CONTRACTING/ORDERING OFFICER Valerie Sanders (SVA)		26B. TELEPHONE NO.
26C. SIGNATURE
/s/ Valerie Sanders

GENERAL SERVICES ADMINISTRATION	2. CONTRACTOR’S ORIGINAL	GSA FORM 300 (REV. 2-93)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)	PAPERS RELATING TO THIS ORDER	Page	of	Pages
DATE 2003 SEP 30	ORDER P-04-03-EY-0402

ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Guard Services State of Alabama

IDIQ Contract in the State of Alabama Period of Performance: October 1, 2003 through September 30, 2004

0001	PENDING FY 04 BUDGET/CONTINUING RESOLUTION Agency: SSA Address: 63 Aliant Parkway Alexander City, Alabama Bldg No. AL2142ZZ Hours: 8.5 Days: Mon-Fri	2142	HR	*	*

Accounting and Appropriation Data: 1B3D04876.992X.P0438100.80.25.X26.515. * SHIP TO: SOCIAL SECURITY ADMINISTRATION 63 ALIANT PARKWAY ALEXANDER CITY AL 35011 FOB: Destination	********	.AL2142ZZ

0002	Agency: SSA Location: 1800 Corporate Drive Opelika, Alabama Days: Mon-Fri Time: 0800-1630 Hours: 8.5	2142	HR	*	*

Accounting and Appropriation Data: 1B3D04B76.992X.P0438200.80.25.K26.515. * SHIP TO: SOCIAL SECURITY ADMINISTRATION 1800 CORPORATE Dr OPELIKA, AL 36801 FOB: Destination	********	.AL2177AA

0003	Agency: SSA Location: 1221 Cullman Shop Center Collmna, Alabama Days: Mon-Fri Time: 0800-1630 Hours: 8.5	2142	HR	*	*

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A(1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

ORDER FOR SUPPLIES AND SERVICES (Continuation)		PAPERS RELATING TO THIS ORDER		Page	of	Pages
		DATE 2003 SEP 30	ORDER P-04-03-EY-0402

ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)		AMOUNT (F)

	Accounting and Appropriation Data: 1B3D04876.992K.P0438100.80.25.K26.515. * SHIP TO: Social Security Administration 1221 Main St Cullman, AL 35055 FOB: Destination	*****	AL2334ZZ

0004	Agency: SSA Location: Route 7, Box 660 Andalusia, Alabama Days: Mon-Fri Hours: 0800-1630 Time: 0800-1630	2142	HR			*

	Accounting and Appropriation Data: 1B3D04876.992X.P0438100.80.25.K26.515. $* SHIP TO: SOCIAL SECURITY ADMINISTRATION 63 ALIANT PARKWAY ALEXANDER CITY AL 35011 FOB: Destination	*****	AL2172ZZ

GENERAL SERVICES ADMINISTRATION	GSA FORM 300-A(1) (REV. 6/89)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.